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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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[X]   Filed by the Registrant
[_]   Filed by a Party other than the Registrant

Check the appropriate box:

[X]   Preliminary Proxy Statement
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Materials Pursuant to Sec 240.14a-11(c) or Sec 240.14a-12


                           BEVERLY ENTERPRISES, INC.
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               (Name of Registrant as Specified in Its Charter)



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                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE  (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rule 14a-5(i)(4) and 0-11.
      1)    Title of each class of securities to which transactions applies:
      2)    Aggregate number of securities to which transactions applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule-11.
      4)    Proposed maximum aggregate value of Transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

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
                                                              PRELIMINARY COPIES

                            BEVERLY ENTERPRISES, INC.



                                         , 1997


To All Holders of Beverly Enterprises, Inc.
   9% Senior Notes due 2006

      The Board of Directors of Beverly Enterprises, Inc. (the "Company") is seeking your consent at this time to amend certain provisions of the indenture (the "Indenture") under which the Company's 9% Senior Notes due 2006 (the "Securities") were issued. As described in the accompanying Consent Solicitation Statement, the proposed Indenture amendments, if adopted, would amend the Indenture to facilitate consummation of the distribution and merger transactions contemplated by the Agreement and Plan of Distribution dated as of April 15, 1997 (the "Distribution Agreement"), among the Company, New Beverly Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("New Beverly"), and Capstone Pharmacy Services, Inc., a Delaware corporation ("Capstone"), and by the Agreement and Plan of Merger dated as of April 15, 1997 (the "Merger Agreement"), between the Company and Capstone. The Distribution Agreement and the Merger Agreement contemplate, among other matters: (i) the transfer by the Company to New Beverly of all of the Company's assets and properties, other than the capital stock of the Company's Pharmacy Corporation of America subsidiary ("PCA") and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New Beverly; (ii) the assumption by New Beverly of all of the Company's rights and obligations in respect of the Securities and the Indenture; (iii) the termination and discharge of the obligations of the Company, PCA and each of PCA's subsidiaries in respect of the Securities and the Indenture; (iv) the distribution by the Company to its stockholders of all of the outstanding capital stock of New Beverly such that, immediately after such distribution, New Beverly will become an independent, publicly held corporation (owned directly by the Company's stockholders); and
(v) immediately following consummation of the transactions described above, the merger of the Company with and into Capstone, with Capstone as the surviving corporation in such merger (the "Merger").

      To further facilitate consummation of the distribution transactions and the Merger referred to above, the Board is also seeking your consent at this time to amend the Indenture to permit the Company, if it should so elect, to (i) redeem all outstanding principal amount of its 7 5/8% Convertible Subordinated Debentures due 2003, without violating the restricted payment provisions contained in the Indenture, and (ii) provide the Company with increased flexibility under the Indenture to refinance its outstanding subordinated indebtedness, including, without limitation, the Company's 5 1/2% Convertible Subordinated Debentures due 2018 with new indebtedness having a final maturity date earlier than that of the subordinated indebtedness being refinanced but, in any case, later than the final maturity date of the Securities (i.e., February 15, 2006).

      The purpose, effects and text of the amendments are more fully described in the accompanying Consent Solicitation Statement and related materials which you are encouraged to read carefully and in their entirety. In accordance with the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and the enclosed consent form, the Company will pay to holders of Securities who consent to the adoption of each of the proposed Indenture amendments, up to an aggregate of $______ in cash for each $1,000 principal amount of Securities for which a validly executed and timely delivered consent has been accepted by the Company and not properly revoked by such holders ($______ of which will be paid at the time the proposed Indenture amendments are adopted pursuant to the execution and delivery of a supplemental indenture, and $______ of which will be paid upon consummation of the Merger).

      The Company requests that all consents be returned as promptly as possible and, in any event, prior to 5:00 p.m., Eastern time, on ______ __, 1997.

      Your prompt attention to this matter is greatly appreciated.

                                                   Sincerely,

                                                   BEVERLY ENTERPRISES, INC.

                                                   /s/   David R. Banks
                                                   Chairman of the Board

                            BEVERLY ENTERPRISES, INC.


                      SOLICITATION OF CONSENTS FROM HOLDERS
                           OF 9% SENIOR NOTES DUE 2006
                   ($180,000,000 PRINCIPAL AMOUNT OUTSTANDING)


--------------------------------------------------------------------------------
            THE SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
            ON ______ __, 1997, UNLESS EXTENDED. THE COMPANY RESERVES
            THE RIGHT TO EXTEND THE SOLICITATION AT ANY TIME AND FROM
                    TIME TO TIME, INCLUDING ON A DAILY BASIS,
               UNTIL 5:00 P.M., EASTERN TIME, ON THE DATE ON WHICH
             CONSENTS HAVE BEEN RECEIVED IN RESPECT OF A MAJORITY IN
            AGGREGATE PRINCIPAL AMOUNT OF THE SECURITIES OUTSTANDING
--------------------------------------------------------------------------------


      The Board of Directors (the "Board") of Beverly Enterprises, Inc., a Delaware corporation (the "Company"), is hereby soliciting, upon the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, consents (the "Solicitation") from the registered holders of the Company's 9% Senior Notes due 2006 (each a "Security" and collectively the "Securities"), to amend certain provisions of that certain indenture (the "Indenture") dated as of February 1, 1996 (as amended by Supplemental Indenture No. 1 thereto dated as of December 16, 1996), among the Company, certain of the Company's subsidiaries, as guarantors (the "Guarantors"), and The Chase Manhattan Bank (as successor by merger to Chemical
Bank), as Trustee (the "Trustee"). This Consent Solicitation Statement is first being mailed, sent or given to Registered Holders (as defined below) of Securities on or about ______ __, 1997.

      Capitalized terms used and not defined in this Consent Solicitation Statement have the respective meanings assigned to them in the Indenture.

      The Board is conducting the Solicitation at this time to obtain the requisite consents from Registered Holders to amend the Indenture to facilitate consummation of the distribution and merger transactions contemplated by that certain Agreement and Plan of Distribution dated as of April 15, 1997 (the "Distribution Agreement"), among the Company, New Beverly Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("New Beverly"), and Capstone Pharmacy Services, Inc., a Delaware corporation ("Capstone"), and by that certain Agreement and Plan of Merger dated as of April 15, 1997 (the "Merger Agreement"), between the Company and Capstone. The Distribution



                           The Solicitation Agent is:

                          DONALDSON, LUFKIN & JENRETTE
                             Securities Corporation

                The date of this Consent Solicitation Statement
                              is __________, 1997

Agreement and the Merger Agreement contemplate, among other matters: (i) the transfer by the Company to New Beverly of all of the Company's assets and properties, other than the capital stock of the Company's Pharmacy Corporation of America subsidiary ("PCA") and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New Beverly; (ii) the assumption by New Beverly of all of the Company's rights and obligations in respect of the Securities and the Indenture; (iii) the termination and discharge of the obligations of the Company, PCA and each of PCA's subsidiaries in respect of the Securities and the Indenture; (iv) the distribution by the Company to its stockholders as of the distribution record date of all of the outstanding capital stock of New Beverly such that, immediately after such distribution, New Beverly will be an independent, publicly held corporation (owned directly by the Company's stockholders); and (v) following consummation of the transactions described in clauses (i) through (iv) above (collectively, the "Distribution"), the merger of the Company with and into Capstone, with Capstone as the surviving corporation in such merger (the "Merger", and together with the Distribution, the "Transactions").

      To further facilitate consummation of the Transaction, the Board is also conducting the Solicitation at this time to obtain the requisite consents from Registered Holders to amend the Indenture to permit the Company, if it should so elect, to (i) redeem all outstanding principal amount of its 7 5/8% Convertible Subordinated Debentures due 2003 (the "7 5/8% Convertible Debentures") without violating the Restricted Payment provisions of the Indenture and (ii) provide the Company with increased flexibility under the Indenture to refinance its outstanding subordinated indebtedness (including, without limitation, the Company's outstanding 5 1/2% Convertible Subordinated Debentures due 2018 (the "5 1/2% Convertible Debentures")) with new indebtedness having a final maturity date earlier than that of the subordinated indebtedness being refinanced but, in any case, later than the final maturity date of the Securities.

      As of the date of this Consent Solicitation Statement, there was issued and outstanding approximately $212,479,700 aggregate principal amount of such Subordinated Indebtedness (including approximately $149,999,700 aggregate principal amount of the 5 1/2% Convertible Debentures and approximately $62,480,000 aggregate principal amount of the 7 5/8% Convertible Debentures.

      If adopted, such amendments would:

      (i)(x) amend Sections 5.1, 5.2 and 10.5 of the Indenture with the consent of the holders of a majority in aggregate principal amount of the Securities outstanding (the "Majority Holders") to (a) permit (as a sale of substantially all the assets and properties of the Company) the transfer by the Company to New Beverly of all the Company's properties and assets, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, notwithstanding that the Consolidated Net Worth of New Beverly, after giving effect to such transfer, will be less than the Consolidated Net Worth of the Company, immediately prior to such transfer, and irrespective of whether New Beverly, after giving effect to such transfer, will have the ability to incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio prescribed by Section 4.9 of the Indenture, and (b) provide that upon New Beverly's assumption of all of the Company's obligations under the Indenture and the Securities, the Company's obligations thereunder will terminate and be discharged; and (y) amend Section 1.1 of the Indenture with the consent of the Majority Holders to (a) modify the definitions of "Spinoff Transaction" and "Asset Sale" contained therein to include within the scope of such definitions the transfer by the Company to New Beverly of all of the Company's assets and properties, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New Beverly, and (b) make certain additional technical and conforming definitional changes to permit consummation of the Transactions (collectively, the "Transactions Amendment");

      (ii) amend Section 4.7 of the Indenture with the consent of the Majority Holders to permit the Company, if it should so elect, to redeem (the "Redemption") all outstanding principal amount of its 7 5/8% Convertible Debentures, without violating the Restricted Payment provisions contained therein (the "Redemption Amendment"); and

      (iii) amend Section 1.1 of the Indenture with the consent of the Majority Holders to modify the definition of "Permitted Refinancing Indebtedness" contained therein to provide that (a) in the case of Permitted Refinancing Indebtedness that is not Subordinated Indebtedness, such Permitted Refinancing Indebtedness must have a final maturity date later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being refinanced, and (b) in the case of Permitted Refinancing Indebtedness that is Subordinated Indebtedness, such Permitted Refinancing Indebtedness must have a final maturity date later than February 15, 2006 (i.e., the final maturity date of the Securities) (the "Refinancing Indebtedness Amendment" and, together with the Transactions Amendment and the Redemption Amendment, the "Proposed Amendments").

      IRRESPECTIVE OF WHETHER THE PROPOSED AMENDMENTS BECOME EFFECTIVE, THE SECURITIES WILL CONTINUE TO BE OUTSTANDING IN ACCORDANCE WITH ALL OTHER TERMS OF THE INDENTURE AND THE SECURITIES.

      In accordance with the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, the Company will accept all properly completed, dated and executed consent forms which are received by the Trustee at or prior to 5:00 p.m., Eastern time, on ______ __, 1997 (as such time may, from time to time, be extended as provided in this Consent Solicitation Statement, the "Expiration Date"). Consent forms marked to indicate a vote FOR the Proposed Amendments and not properly revoked before the Expiration Date (a "Consent") will receive a Consent Payment (as defined below) in the manner and at the times described below, if and only if (i) Consents in respect of a majority in aggregate principal amount of the Securities then outstanding and not owned by the Company or any Affiliate (the "Requisite Consents") have been received by the Trustee on or prior to the Expiration Date and not properly revoked, and (ii) a supplemental indenture giving effect to the Proposed Amendments has been executed and delivered by the Company and the Trustee (the "Supplemental Indenture"). Subject to the conditions described in the immediately following paragraph, the Company will pay up to an aggregate of $______ in cash for each $1,000 principal amount of Securities for which a Consent has been accepted, $______ of which will be payable at the time of the execution and delivery of the Supplemental Indenture by the Company and the Trustee, and $______ of which will be payable promptly following consummation of the Merger (the "Consent Payment"). Without limiting the generality of the foregoing, the Company reserves the right to delay making Consent Payments, in whole or in part, to comply with any applicable law.

      UNDER NO CIRCUMSTANCES WILL THE COMPANY MAKE ANY CONSENT PAYMENT TO ANY PERSON WHO DELIVERS A CONSENT FORM WITH THE "DO NOT CONSENT" OR "ABSTAIN" BOX MARKED THEREON WITH RESPECT TO ANY OF THE TRANSACTIONS AMENDMENT, THE REDEMPTION AMENDMENT OR THE REFINANCING INDEBTEDNESS AMENDMENT UNLESS, ON OR PRIOR TO THE EXPIRATION DATE, SUCH PERSON DELIVERS AND DOES NOT PROPERLY REVOKE A SUBSEQUENTLY DATED CONSENT FORM MARKED TO INDICATE A VOTE FOR THE PROPOSED AMENDMENTS.

      Approval of the Proposed Amendments requires receipt of the Requisite Consents. As of the date hereof, $180,000,000 aggregate principal amount of Securities were outstanding. See "Principal Holders and Security Ownership of Management."

      Persons who do not deliver Consents on or prior to the Expiration Date will not be entitled to receive any Consent Payment. The Expiration Date may be extended (including on a daily basis) until 5:00 p.m., Eastern time, on the date on which the Requisite Consents are received, at any time and from time to time in the discretion of the Company, and the Solicitation may be terminated at any time (including after the Expiration Date and prior to the execution and delivery of the Supplemental Indenture by the Company and the Trustee) in the discretion of the Company, whether or not the Requisite Consents have been received. IF THE SOLICITATION IS SO TERMINATED BY THE COMPANY, NO CONSENT PAYMENTS WILL BE MADE, IRRESPECTIVE OF WHETHER THE REQUISITE CONSENTS WERE RECEIVED.

      Only those persons ("Registered Holders") in whose name Securities were registered in the register maintained by the Trustee as of ______ __, 1997 (the "Record Date"), or any other person who has obtained a proxy (in substantially the form included with the consent form) authorizing such person (or any other person claiming title by or through such person) to complete and deliver a consent form and vote the related Securities on behalf of a Registered Holder, will be eligible to deliver a consent form and vote with respect to the Proposed Amendments and, upon the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, receive a Consent Payment.

      The transfer of Securities after the Record Date will NOT have the effect of revoking the election made in any consent form theretofore validly delivered, and each properly completed and timely furnished consent form will be counted notwithstanding any transfer of the Securities to which the consent form relates, unless the procedure for revoking Consents described in this Consent Solicitation Statement has been complied with. A Consent received by the Trustee on or prior to the Expiration Date relating to any Securities will be deemed to revoke any consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked thereon.

      With respect to Securities registered in the name of CEDE & Co., which is the nominee of The Depository Trust Company ("DTC"), the "DTC Participants" (i.e., brokers, banks and other financial institutions that are participants in DTC), rather than DTC, must execute and deliver the consent form. Participants in The Midwest Depository Trust Company and Philadelphia Depository Trust Company should inquire of such institutions regarding the procedure for executing consent forms in respect of Securities registered in the name of their respective nominees.

      THE COMPANY WILL NOT BE DEEMED TO HAVE ACCEPTED ANY CONSENTS UNLESS AND UNTIL THE SUPPLEMENTAL INDENTURE IS EXECUTED AND DELIVERED BY THE COMPANY AND THE TRUSTEE. IF THE COMPANY AND THE TRUSTEE EXECUTE AND DELIVER THE SUPPLEMENTAL INDENTURE, THE PROPOSED AMENDMENTS WILL BE BINDING UPON ALL HOLDERS OF SECURITIES, WHETHER OR NOT SUCH HOLDERS HAVE DELIVERED CONSENTS.

      If, in accordance with the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, the Requisite Consents are received and the Supplemental Indenture is executed and delivered by the Company and the Trustee, non-consenting holders (whether or not they deliver a consent form or otherwise affirmatively vote against the Proposed Amendments) will not be entitled to any rights of appraisal or similar rights of dissenters (whether pursuant to the Indenture, the Company's organizational instruments or applicable provisions of Delaware law) with respect to adoption of the Proposed Amendments.

      CONSENTS CAN BE REVOKED ONLY IN ACCORDANCE WITH THE PROCEDURES THEREFOR SET FORTH IN THIS CONSENT SOLICITATION STATEMENT AT ANY TIME UP TO, AND WILL BECOME IRREVOCABLE UPON, THE LATER OF THE EXPIRATION DATE AND THE RECEIPT BY THE TRUSTEE

FROM THE COMPANY OF AN OFFICER'S CERTIFICATE IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE CERTIFYING THAT THE REQUISITE CONSENTS HAVE BEEN RECEIVED. ONLY HOLDERS WHO PROPERLY DELIVER THEIR CONSENTS ON OR PRIOR TO THE EXPIRATION DATE AND DO NOT PROPERLY REVOKE SUCH CONSENTS WILL, IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS CONSENT SOLICITATION STATEMENT AND IN THE RELATED CONSENT FORM, BE ENTITLED TO RECEIVE ANY CONSENT PAYMENTS.

      IF ANY PERSON DELIVERS AN EXECUTED CONSENT FORM WITHOUT INDICATING A VOTE IN RESPECT OF THE PROPOSED AMENDMENTS, SUCH DELIVERY WILL BE DEEMED TO CONSTITUTE A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENTS.

      UNDER NO CIRCUMSTANCES SHOULD ANY PERSON TENDER OR DELIVER TO THE COMPANY, THE TRUSTEE OR THE SOLICITATION AGENT ANY SECURITIES WITH THEIR CONSENT FORMS, OR OTHERWISE.

                             AVAILABLE INFORMATION

      The Company (File No. 1-9550) and Capstone (File No. 0-20606) are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports and other information with the Securities and Exchange Commission (the "Commission") relating to their business, properties, management, financial position, results of operations and other matters. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Section maintained by the Commission at Judiciary Plaza, 450 Fifth Street N.W., Washington, D.C. 20549 and at its Regional Offices located at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2551, and 7 World Trade Center, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The common stock, $0.10 par value, of the Company (the "Company Common Stock") is listed on the New York Stock Exchange, Inc. ("NYSE") and the Pacific Stock Exchange ("PSE") under the symbol "BEV". The common stock, $.01 par value, of Capstone (the "Capstone Common Stock"), is included for quotation on the National Association of Securities Dealers, Inc. Automated Quotation (National Market) System (the "Nasdaq Stock Market") under the symbol "DOSE". Such reports, proxy statements and other information also can be inspected at the offices of the NYSE located at 20 Broad Street, New York, New York 10005 or at the offices of the PSE located at 301 Pine Street, San Francisco, California 94104 (with respect to the Company), and at the offices of the Nasdaq Stock Market located at 1735 K Street, N.W., Washington, D.C. 20006 (with respect to Capstone). In addition, such reports, proxy statements and other information can be reviewed through the Commission's Electronic Data Gathering Analysis and Retrieval System (a/k/a EDGAR), which is publicly available through the Commissions' Web site (http://www.sec.gov).

      New Beverly has filed with the Commission its Registration Statement (No. 333-28521) on Form S-1 (together with all amendments thereto, the "New Beverly Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the common stock, $0.10 par value, of New Beverly (the "New Beverly Common Stock") to be distributed (pursuant to the Distribution) to holders of the Company Common Stock. The prospectus contained in the New Beverly Registration Statement (the "New Beverly Prospectus") does not contain all of the information set forth in the New Beverly Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. Statements made in the New Beverly Prospectus as to the contents of any contract, agreement or other document referred to are not necessarily complete and with respect to each such contract, agreement or other document filed as an exhibit to the New Beverly Registration Statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement is deemed qualified in its entirety by such reference.

      In addition, Capstone has filed with the Commission a Registration Statement (No. 333-28517) on Form S-4 (together with all amendments thereto, the "Capstone Registration Statement") under the Securities Act with respect to the Capstone Common Stock being issued to holders of Company Common Stock in the Merger. The Joint Proxy Statement (of the Company and Capstone) and Prospectus (of Capstone) (the "Joint Proxy Statement/ Prospectus") contained in the Capstone Registration Statement does not contain all of the information set forth in the Capstone Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. Statements made in the Joint Proxy Statement/Prospectus as to the contents of any contract, agreement or other document referred to are not necessarily complete and, with respect to each such contract, agreement or other document filed as an exhibit to the Capstone Registration Statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement is deemed qualified in its entirety by such reference.

      Copies of the Indenture, the Distribution Agreement, the Merger Agreement, the New Beverly Prospectus and the Joint Proxy Statement/Prospectus will be provided, without charge, by first class mail, to each person to whom this Consent Solicitation Statement is delivered, within one business day of oral or written request, to the Company's principal executive offices: Beverly Enterprises, Inc., 5111 Rogers Avenue, Suite 40-A, Fort Smith, Arkansas 72919,
Attention: Robert W. Pommerville, Secretary, telephone no.:
(501) 452-6712.

                                     SUMMARY


      THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS CONSENT SOLICITATION STATEMENT. CAPITALIZED TERMS USED AND NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM ELSEWHERE IN THIS CONSENT SOLICITATION STATEMENT OR IN THE INDENTURE.

The Solicitation.................   The Board is conducting the Solicitation at
                                    this time to obtain the Requisite Consents to adopt the Transactions Amendment and facilitate consummation of the Transactions.
                                    The Distribution Agreement and the Merger
                                    Agreement contemplate, among other matters:
                                    (i) the transfer by the Company to New
                                    Beverly of all of the Company's assets and properties, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New
                                    Beverly; (ii) the assumption by New Beverly of all of the Company's rights and obligations in respect of the Securities and the Indenture; (iii) the termination and discharge of the obligations of the Company, PCA and each of PCA's subsidiaries in respect of the Securities and the Indenture;
                                    (iv) the distribution by the Company to its stockholders of all of the outstanding capital stock of New Beverly such that, immediately after such distribution, New
                                    Beverly will become an independent, publicly held corporation (owned directly by the Company's stockholders); and (v) (following consummation of the Distribution), the
                                    Merger.

                                    In addition, to further facilitate
                                    consummation of the Transactions, the Board is conducting the Solicitation at this time to obtain the Requisite Consents to adopt the (i) Redemption Amendment and, if the Company should so elect, to effect the Redemption and (ii) Refinancing Indebtedness Amendment. As of the date of the Consent Solicitation

                                    Statement, there was issued and outstanding approximately $212,479,700 aggregate principal amount of such Subordinated Indebtedness (including approximately
                                    $149,999,700 aggregate principal amount of the 5 1/2% Convertible Debentures and approximately $62,480,000 aggregate principal amount of the 7 5/8% Convertible Debentures).

Consent Payments.................   Upon the terms and subject to the conditions
                                    set forth in this Consent Solicitation
                                    Statement and in the related consent form, the Company will pay up to an aggregate of $______ in cash for each $1,000 principal amount of Securities for which a Consent has been accepted, $______ of which will be payable at the time the Supplemental
                                    Indenture is executed and delivered by the Company and the Trustee, and $______ of which will be payable promptly following consummation of the Merger. Each Consent
                                    Payment to be made to a consenting holder will be made by check and delivered by first class mail to the address specified on the consent form. Without limiting the generality of the foregoing, the Company reserves the right to delay making Consent
                                    Payments, in whole or in part, to comply with any applicable law. Moreover, if the Solicitation is terminated by the Company as described in "-Expiration Date; Termination" below, no Consent Payments will be made, irrespective of whether the Requisite
                                    Consents were received.

                                    Under no circumstances will the Company make any Consent Payment to any person who delivers a consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked thereon with respect to any of the Transactions Amendment, the Redemption Amendment or the Refinancing Indebtedness Amendment unless, on or prior to the Expiration Date, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a vote FOR the Proposed Amendments. See "The Solicitation-Terms of the Solicitation; Consent Payments" and "Certain United States Federal Income Tax Consequences."

Expiration Date; Termination.....   The Expiration Date is 5:00 p.m., Eastern
                                    time, on ______ __, 1997, unless the
                                    Solicitation is extended, in which case the term "Expiration Date" means the latest date and time to which the Solicitation is extended. The Company may extend the Solicitation at any time and from time to time in its discretion, including on a daily basis, until 5:00 p.m., Eastern time, on the date on which the Requisite Consents are received, and the Solicitation may be terminated at any time (including after the Expiration Date and prior to the execution and delivery of the Supplemental Indenture by the Company and the Trustee) in the discretion of the Company, whether or not the Requisite Consents have been received.

                                    Any extension, termination or amendment of the Solicitation, or delay in making any Consent Payments, will be followed as promptly as practicable either by notice delivered to Registered Holders or by public announcement thereof. Without limiting the generality of the foregoing, the Company, in the case of any public announcement, will have no obligation to publish, advertise or otherwise disseminate any information in respect of the Solicitation other than by means of issuing a release through the Dow Jones News Service.

Conditions to Proposed
Amendments; Effectiveness........   The effectiveness of the Proposed Amendments
                                    is conditioned upon the receipt of the
                                    Requisite Consents, acceptance thereof by the Company, and the execution and delivery of the Supplemental Indenture by the Company and the Trustee. The Company will not be deemed to accept any Consents unless and until the Supplemental Indenture is executed and delivered by the Company and the Trustee.

                                    If the Company and the Trustee execute and deliver the Supplemental Indenture, the Proposed Amendments will be binding upon all holders of Securities, whether or not such holders have delivered Consents.

                                    Irrespective of whether the Proposed
                                    Amendments become effective, the Securities will continue to be outstanding in accordance with all other terms of the Indenture and the Securities.

Registered Holders...............   The term "Registered Holder," when used with
                                    respect to the Solicitation, means any
                                    person in whose name a Security was
                                    registered in the register maintained by the Trustee as of the Record Date.

Consent Procedures ..............   Only (i) Registered Holders or (ii) any
                                    other person who has obtained a proxy (in substantially the form included with the consent form) which authorizes such person
                                    (or any other person claiming title by or through such person) to complete and deliver a consent form and vote the related
                                    Securities on behalf of such Registered
                                    Holder, may execute and deliver a consent form and so vote with respect to the Proposed Amendments and, upon the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, receive Consent
                                    Payments. A beneficial owner who is not the Registered Holder of Securities but who desires to deliver a consent form should either: (i) complete and sign the consent form, or a facsimile thereof, have the signature thereon (and on any proxy delivered therewith) guaranteed or notarized (unless such consent form or proxy, as the case may be, is furnished by or for the account of an Eligible
                                    Institution) and mail or otherwise deliver the consent form, or such facsimile
                                    (together with a duly executed proxy in
                                    substantially the form included with the consent form, authorizing such beneficial owner to complete and deliver the consent form and vote such Securities on behalf of the Registered Holder) to the Trustee at its address set forth below; or (ii) request the Registered Holder of such Securities to effect the transaction for such beneficial owner. See "The Solicitation-Consent
                                    Procedure."

                                    The term "Eligible Institution" means a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company having an office or correspondent in the United States. IF ANY HOLDER DELIVERS AN EXECUTED CONSENT FORM WITHOUT INDICATING A VOTE WITH RESPECT TO THE PROPOSED AMENDMENTS, SUCH DELIVERY WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED --- AMENDMENTS.

                                    With respect to Securities registered in the name of CEDE & Co., which is the nominee of DTC, the "DTC Participants" (i.e., brokers, banks and other financial institutions that are participants in DTC) rather than DTC, must execute and deliver the consent form. Participants in The Midwest Depository Trust Company and Philadelphia Depository Trust Company should inquire of such institutions regarding the procedure for executing consent forms in respect of Securities registered in the name of their respective nominees.

Revocation of Consents...........   Consents can be revoked only by delivering a
                                    written notice of revocation to the Trustee prior to the later of the Expiration Date and receipt by the Trustee from the Company of an officer's certificate in accordance with the Indenture certifying receipt of the Requisite Consents. Any person who properly revokes a Consent will not receive a Consent
                                    Payment, unless and until such person
                                    redelivers a Consent in accordance with the procedures therefor described under "The
                                    Solicitation-Consent Procedure." The
                                    transfer of Securities after the Record Date will NOT have the effect of revoking the elections made in any consent form theretofore validly delivered and each properly completed and timely furnished consent form will be counted notwithstanding any transfer of the Securities to which such consent form relates, unless the procedure for revoking consents described in this Consent Solicitation Statement has been complied with. Consent received by the Trustee on or prior to the Expiration Date relating to any Securities will be deemed to revoke any consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked thereon. See "The Solicitation Revocation of
                                    Consents."

                                    UNDER NO CIRCUMSTANCES SHOULD ANY PERSON
                                    TENDER OR DELIVER TO THE COMPANY, THE
                                    TRUSTEE OR THE SOLICITATION AGENT ANY
                                    SECURITIES WITH THEIR CONSENT FORMS OR
                                    OTHERWISE.

Certain Tax Considerations.......   In the opinion of the Company, the only U.S.
                                    federal income tax consequence of adoption of the Proposed Amendments to holders of Securities will be that the full amount of the Consent Payments would be subject to taxation as ordinary income to those holders who receive it. See "Certain United States
                                    Federal Income Tax Consequences."

No Dissenter's Rights............   If, in accordance with the terms and subject
                                    to the conditions set forth in this Consent
                                    Solicitation Statement and in the related consent form, the Requisite Consents are received and the Supplemental Indenture is executed and delivered by the Company and the Trustee, non-consenting holders (whether or not they deliver a consent form or otherwise affirmatively vote against the
                                    Proposed Amendments) will not be entitled to any rights of appraisal or similar rights of dissenters (whether pursuant to the
                                    Indenture, the Company's organizational
                                    instruments or applicable provisions of
                                    Delaware law) with respect to adoption of the Proposed Amendments.

Information; Assistance;
  Additional Materials...........   Questions regarding the Solicitation
                                    relating to the procedure for consenting as well as requests for assistance or for additional copies of this Consent
                                    Solicitation Statement or the consent form should be directed to the Solicitation
                                    Agent, as follows:

                                    Donaldson, Lufkin & Jenrette Securities
                                     Corporation
                                    277 Park Avenue
                                    New York, New York  10172
                                    Attention:  Mr. Joe Muratore
                                    Telephone:  (212) 892-4753
                                    Telecopier:  (212) 892-4057

Delivery of Consent Forms .......   Each consent form should be delivered to the
                                    Trustee (and not the Company or the
                                    Solicitation Agent) on or prior to the
                                    Expiration Date as follows:

                                      The Chase Manhattan Bank
                                      c/o Texas Commerce Bank
                                      Corporate Trust Services - Dallas
                                      1201 Main Street
                                      Dallas, Texas 75202
                                      Attention:  Mr. Frank Ivins
                                      Telephone:  (214) 672-5678
                                      Telecopier:  (214) 672-5746

                   BACKGROUND AND PURPOSE OF THE SOLICITATION

The Transactions Amendment

      Prior to the Distribution Record Date (as defined below), the Company will complete an internal restructuring pursuant to which all the assets and liabilities relating to the Company's nursing facilities, acute long-term transitional hospitals, rehabilitation therapy services, outpatient therapy clinics, assisted living centers, hospices, home healthcare centers and other healthcare and related services and businesses (collectively, the "Remaining Healthcare Business") will be transferred or contributed to New Beverly in one or more transactions as to which the Company expects to receive tax-free treatment. Upon completion of such restructuring, the Remaining Healthcare Business will be conducted by New Beverly and the Company's institutional pharmacy business, presently conducted by PCA and its subsidiaries, will remain with the Company.

      Pursuant to the terms of the Merger Agreement, the Distribution will be effected immediately prior to consummation of the Merger. The Distribution Agreement contemplates the transfer by the Company of all of the outstanding shares of New Beverly Common Stock to holders of the Company Common Stock as of the record date therefor selected by the Company (the "Distribution Record Date"); i.e., each holder of Company Common Stock as of the Distribution Record Date will receive one share of New Beverly Common Stock for each share of the Company Common Stock held as of the Distribution Record Date. The Distribution will not occur unless all of the conditions to consummation of the Merger (other than the completion of the Distribution) have been satisfied (or waived to the extent permitted under the Merger Agreement). Immediately following consummation of the Distribution, New Beverly will become an independent, publicly held company (owned directly by the Company's stockholders), and it is contemplated that the shares of New Beverly Common Stock will be listed on the NYSE and PSE under the symbol "BEV".

      Following adoption of the Merger Agreement by the requisite holders of Company Common Stock and Capstone Common Stock and the satisfaction (or waiver, to the extent permitted by the Merger Agreement) of the other conditions to the Merger, the Company will be merged with and into Capstone, with Capstone as the surviving corporation in the Merger.

      Pursuant to the Merger Agreement, the obligations of the Company and Capstone to effect the Merger are subject to, among other things, the satisfaction (or waiver) of the following conditions: (i) the effectiveness of the Capstone Registration Statement and the New Beverly Registration Statement under the Securities Act; (ii) the approval of the Merger by the requisite vote of the holders of Capstone Common Stock and Company Common Stock; (iii) consummation of the Distribution; (iv) the receipt of all requisite regulatory consents and approvals; (v) the restructuring, modification, amendment or termination of the Company's indebtedness such that it will neither be assumed by nor otherwise become obligations of Capstone pursuant to the Merger; (vi) receipt of either a favorable letter ruling from the Internal Revenue Service or, at the Company's election, an opinion of counsel regarding the tax-free treatment of the Transactions; and (vii) other customary conditions to closing.

      The Board is seeking the Requisite Consents at this time to adopt the Transactions Amendment and facilitate consummation of the Transactions.

The Redemption Amendment

      In order to satisfy a condition precedent to the Merger, the Company may seek to restructure, amend, modify or terminate its indebtedness. To provide the Company with increased flexibility in satisfying such condition precedent, the Company desires to amend the Indenture to permit, if it should so elect, the redemption of all of the Company's outstanding 7 5/8% Convertible Subordinated Debentures without violating the Restricted Payment provisions contained in the Indenture.

      The Board is seeking the Requisite Consents at this time to adopt the Redemption Amendment to effect, should it so elect, the Redemption.

The Refinancing Indebtedness Amendment

      To provide the Company with increased flexibility under the Indenture to refinance its outstanding Subordinated Indebtedness, the Company desires to amend Section 1.1 of the Indenture to modify the definition of "Permitted Refinancing Indebtedness" contained therein to provide that (i) in the case of Permitted Refinancing Indebtedness that is not Subordinated Indebtedness the Permitted Refinancing Indebtedness must have a final maturity date later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being refinanced, and (ii) in the case of Permitted Refinancing Indebtedness that is Subordinated Indebtedness, such Permitted Refinancing Indebtedness must have a final maturity date later than February 15, 2006 (i.e., the final maturity date of the Securities).

      The Board is seeking the Requisite Consents at this time to adopt the Refinancing Indebtedness Amendment.


                            THE PROPOSED AMENDMENTS

      SET FORTH BELOW IS A DESCRIPTION OF THE PROPOSED AMENDMENTS FOR WHICH THE CONSENTS OF THE REGISTERED HOLDERS OF SECURITIES ARE BEING SOLICITED. SUCH DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL PROVISIONS OF THE INDENTURE AND THE FORM OF SUPPLEMENTAL INDENTURE SET FORTH IN ANNEX A HERETO.

      If the Requisite Consents are received and the Supplemental Indenture is executed and delivered by the Company and the Trustee:

      (i) (x) Sections 5.1, 5.2 and 10.5 of the Indenture will be amended to (a) permit (as a sale of substantially all the assets and properties of the Company) the transfer by the Company to New Beverly of all the Company's properties and assets, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, notwithstanding that the Consolidated Net Worth of New Beverly, after giving effect to such transfer, will be less than the Consolidated Net Worth of the Company, immediately prior to such transfer, and irrespective of whether New Beverly, after giving effect to such transfer, will have the ability to incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio prescribed by Section 4.9 of the Indenture; and (b) provide that upon New Beverly's assumption of all of the obligations of the Company under the Indenture and the Securities, the Company's obligations thereunder will terminate and be discharged; and (y) amend Section 1.1 of the Indenture with the consent of the Majority Holders to (a) modify the definitions of "Spinoff Transaction" and "Asset Sale" contained therein to include within the scope of such definitions the Distribution, and (b) make certain additional technical and conforming definitional changes to permit consummation of the Transactions;

      (ii) Section 4.7 of the Indenture will be amended to permit the Company, if it should so elect, to effect the Redemption, without violating the Restricted Payment provisions contained therein; and

      (iii) Section 1.1 of the Indenture will be amended to modify the definition of "Permitted Refinancing Indebtedness" contained therein to provide that (i) in the case of Permitted Refinancing Indebtedness that is not Subordinated Indebtedness, the Permitted Refinancing Indebtedness must have a final maturity date later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being refinanced, and (ii) in the case of Permitted Refinancing Indebtedness that is Subordinated Indebtedness, such Permitted Refinancing Indebtedness must have a final maturity date later than February 15, 2006 (i.e., the final maturity date of the Securities).

PURPOSE AND EFFECTS OF THE PROPOSED AMENDMENTS

The Transactions Amendment

      Change of Control Definition.

      Section 4.13 of the Indenture provides in relevant part that upon the occurrence of a Change of Control, each holder of Securities has the right to require the Company to repurchase all or any part (equal to $1,000 principal amount or an integral multiple thereof) of such holder's Securities (pursuant to a Change of Control Offer) at an offer price in cash equal to 101% of the aggregate principal amount of such holder's Securities, plus any accrued and unpaid interest thereon to the date of purchase, with such payment to be made on a date not later than 90 days next following the occurrence of such Change of Control.

      Generally, Change of Control is defined in the Indenture to include the
(i) transfer or sale of all or substantially all of the assets of the Company and its Subsidiaries to any Person or group who prior to such sale or transfer did not own a majority of the Company's voting stock, (ii) acquisition by any Person or group of more than 50% of the Company's voting stock by means of merger, consolidation or otherwise, or (iii) any change in composition of the Board such that the Board is no longer comprised of members the majority of whom were in office on February 14, 1996 or who are otherwise Continuing Directors.

      Proposed Amendment

      The definition of Change of Control contained in Section 1.1 would be amended to provide that consummation of the Transactions will not constitute a Change of Control.

      Spinoff Transaction Definition; Asset Sale Definition.

      Section 4.10 of the Indenture provides in relevant part that the Company will not, and will not permit any of its Subsidiaries to, consummate an Asset Sale unless: (i) the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued, sold or otherwise disposed of and (ii) at least 75% of the consideration received therefor by the Company or such Subsidiary is in the form of cash or Cash Equivalents.

      The foregoing provision does not apply to a Spinoff Transaction, as set forth in the second paragraph of Section 4.10, if, after giving effect thereto (including the application by the Company of the net proceeds therefrom, if any) as if such transaction had occurred at the beginning of the Reference Period immediately preceding the date on which such transaction occurs: (i) the Company would have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test; (ii) the Company's Fixed Charge Coverage Ratio would not be reduced by 15% or more from the Company's actual Fixed Charge Coverage Ratio for such Reference Period; (iii) the Company's Debt to Consolidated Cash Flow Ratio as of the date such transaction occurs would not be increased by 15% or more from the Company's actual Debt to Consolidated Cash Flow Ratio as of such date; (iv) all Indebtedness of PCA and its Subsidiaries to the Company and its Subsidiaries is paid or otherwise satisfied in full; and (v) no Default or Event of Default would exist. If a Spinoff Transaction (including the Company's proposed application of the net proceeds thereof, if any) satisfies the foregoing requirements, the Indenture permits the Company to consummate such Spinoff Transaction and use up to $100 million of the Net Proceeds therefrom to fund Restricted Payments or for any other purpose not prohibited by the Indenture.

      Proposed Amendment

      No change would be made to the provisions of Section 4.10 directly; however, the definition of "Spinoff Transaction" contained in Section 1.1 of the Indenture would be amended to expressly include the Distribution within the scope of such definition. Moreover, the definition of "Asset Sale" contained in
Section 1.1 of the Indenture would be amended to make clear that if the Distribution (including the application of proceeds therefrom) complies with the financial tests set forth in the second paragraph of Section 4.10 of the Indenture, up to $100 million of proceeds therefrom may be used to fund Restricted Payments and that the distribution of capital stock of New Beverly to the stockholders of the Company will not constitute an Asset Sale. The Company anticipates that the Distribution will meet the financial tests set forth in the second paragraph of Section 4.10.

      Merger, Consolidation or Sale of Assets Covenant.

      Section 5.1(iv) of the Indenture provides that the Company may not consolidate or merge with or into (whether or not the Company is the surviving or resulting corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) shall have a Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction (the "Consolidated Net Worth Test") and (B) shall at the time of such transaction and after giving effect thereto as if such transaction had occurred at the beginning of the Reference Period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of
Section 4.9 of the Indenture.

      Proposed Amendment

      Section 5.1(iv) of the Indenture would be amended to expressly permit the Transactions, irrespective of whether the Consolidated Net Worth Test or Fixed Charge Coverage Test would be satisfied.

      Successor Corporation or Person Substituted; Release of Guarantors.

      Section 10.5 of the Indenture provides that upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all of its assets) to an entity which is not a Subsidiary of the Company, or upon the dissolution of any Guarantor, such Guarantor is released from its obligations under its Guarantee of the Securities provided that the sale, disposition or dissolution otherwise is in compliance with the Indenture. Notwithstanding the foregoing, the Indenture provides that if upon consummation of the

Spinoff Transaction (as presently defined in the Indenture), PCA ceases to be a Subsidiary of the Company PCA would be deemed released from its Guarantee of the Senior Notes.

      Proposed Amendments

      Section 10.5 of the Indenture would be amended to provide that although PCA will continue to be owned by the Company, upon the assumption by New Beverly of all the Company's rights and obligations under the Indenture and the Securities as contemplated by the Transactions, PCA and each of PCA's Subsidiaries will be unconditionally released from its Guarantee of the Securities and shall have no further duties or obligations under the Indenture or the Securities. Section 5.2 of the Indenture would also be amended to clarify that upon the assignment of all of the Company's rights and obligations under the Indenture and the Securities, and the assumption thereof by the successor corporation or Person, the Company will be unconditionally released from any and all further liability under the Indenture and the Securities.

The Redemption Amendment

      Restricted Payments Covenant.

      Section 4.7 of the Indenture provides that the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Equity Interests of the Company or any of its Subsidiaries (other than (x) dividends or distributions payable in Qualified Equity Interests of the Company, (y) dividends or distributions payable to the Company or any Subsidiary of the Company, and (z) dividends or distributions by any Subsidiary of the Company payable to all holders of a class of Equity Interests of such Subsidiary on a pro rata basis); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any of its Subsidiaries; (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except at the original final maturity date thereof; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being hereafter collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment (the amount of any such Restricted Payment, if other than cash or Cash Equivalents, shall be the fair market value (as conclusively evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee within 60 days prior to the date of such Restricted Payment of the asset(s) proposed to be transferred by the Company or such Subsidiary, as the case may be, pursuant to such Restricted Payment):

      (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

      (b) the Company, at the time of such Restricted Payment and after giving effect thereto as if such Restricted Payment had been made at the beginning of the Reference Period immediately preceding the date of such Restricted Payment, would have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.9 of the Indenture; and

      (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Subsidiaries after December 31, 1995 (excluding Restricted Payments permitted by clauses (ii), (iii), (iv) and
(v) of the next succeeding paragraph), is less than the sum (without duplication) of (1) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after December 31, 1995 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus, (2) 100% of the aggregate net cash proceeds received by the Company from the issuance or sale (other than to a subsidiary of the Company) since December 31, 1995 of Qualified Equity Interests of the Company or of debt securities of the Company or any of its Subsidiaries that have been converted into or exchanged for such Qualified Equity Interests of the Company; plus (3) to the extent that any Restricted Investment that was made after the date of the Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (net of taxes and the cost of disposition, if any) or (B) the initial amount of such Restricted Investment, plus (4) $20 million.

      The foregoing provisions do not prohibit the following Restricted
Payments:

      (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have otherwise complied with the provisions of Section 4.7;

      (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any Subsidiary in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company; provided that the amount of such net cash proceeds that are utilized for any such redemption, repurchase retirement or other acquisition shall be excluded from clause (c)(2) above;

      (iii) the defeasance, redemption or repurchase of Subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness or in exchange for or out of the net cash proceeds form the substantially concurrent sale (other than to a Subsidiary of the Company of Qualified Equity Interests of the Company; provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(2) above;

      (iv) any purchase or defeasance of Subordinated Indebtedness to the extent required upon a change of control or asset sale (as defined therein) by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued, but only if the Company (1) in the case of a Change of Control, has complied with its obligations under Section 4.13 of the Indenture ("Change of Control") or (2) in the case of an Asset Sale, has applied the Net Proceeds from such Asset Sale in accordance with the provisions of Sections 2.15 ("Offer to Purchase by Application of Excess Proceeds") and 4.10 ("Asset Sales") of the Indenture; and

      (v) any Restricted Payment permitted in accordance with the provisions of the second paragraph of Section 4.10 of this Indenture; provided, however, in the case of each of clauses (ii), (iii), (iv) and (v) of this paragraph, no Default or Event of Default shall have occurred or be continuing at the time of such Restricted Payment or would occur as a consequence thereof.

      Proposed Amendment

      Section 4.7 of the Indenture would be amended to expressly permit the Redemption, if and to the extent the Company should elect to effect such transaction, so long as no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would occur as a consequence thereof.

The Refinancing Indebtedness Amendment

      Section 1.1 of the Indenture defines "Permitted Refinancing Indebtedness" as any Indebtedness of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used solely to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Subsidiaries; provided that: (i) the principal amount of such Permitted Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premiums paid and reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Subordinated Indebtedness, such Permitted Refinancing Indebtedness has a final maturity date of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) if the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is a Subsidiary that is not a Guarantor, such Permitted Refinancing Indebtedness shall only be incurred by such Subsidiary.

      Proposed Amendment

      The definition of "Permitted Refinancing Indebtedness" contained in
Section 1.1 would be amended to (i) insert at the beginning of subclause (ii) thereof the phrase: "if such Permitted Refinancing Indebtedness is not Subordinated Indebtedness then" and (ii) insert in subclause (iii) thereof after the words "final maturity date" in replacement of the word "of" the phrase:
"later than February 15, 2006".

      Accordingly, such amendment will provide the Company with increased flexibility under the Indenture to refinance its outstanding Subordinated Indebtedness, including, without limitation, the Company's 5 1/2% Convertible Debentures, with Permitted Refinancing Indebtedness having a final maturity date earlier than that of the Subordinated Indebtedness being refinanced but, in any case, later than February 15, 2006 (i.e., the final maturity date of the Securities).


                               THE SOLICITATION

Terms of the Solicitation; Consent Payments

      In accordance with the terms and subject to the conditions set forth in this Consent Solicitation Statement and in the related consent form, the Company will pay a Consent Payment of up to an aggregate of $______ for each $1,000 principal amount of Securities in respect of which a valid Consent is (i) received by the Trustee on or prior to the Expiration Date, (ii) not properly revoked (as provided in this Consent Solicitation Statement) prior to the later of the Expiration Date and receipt by the Trustee from the Company of an officer's certificate in accordance with the provisions of the Indenture certifying the receipt of the Requisite Consents, and (iii) accepted by the Company as provided in this Consent Solicitation Statement $______ of which Consent Payment will be paid at the time the Proposed Amendments are adopted pursuant to the execution and delivery by the Company and the Trustee of a Supplemental Indenture, and $______ of which Consent Payment will be paid promptly following consummation of the Merger). Such payments will be made to consenting holders by check delivered by first class mail to the address specified in the consent form. Without limiting the generality of the foregoing, the Company reserves the right, in its discretion, to delay making any Consent Payment, in whole or in part, to comply with any applicable law.

      CONSENT PAYMENTS WILL BE MADE ONLY TO PERSONS WHO, ON OR PRIOR TO THE EXPIRATION DATE, HAVE DELIVERED VALID AND TIMELY CONSENTS TO THE PROPOSED AMENDMENTS. ANY BENEFICIAL OWNER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER THEREOF BUT WHO DESIRES TO DELIVER A CONSENT AND RECEIVE A CONSENT PAYMENT MUST OBTAIN A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH

THE CONSENT FORM) FROM THE REGISTERED HOLDER OF SUCH SECURITIES THAT AUTHORIZES SUCH BENEFICIAL OWNER TO DELIVER A CONSENT FORM AND VOTE THE RELATED SECURITIES ON BEHALF OF SUCH REGISTERED HOLDER IN THE MANNER DESCRIBED BELOW, OR REQUEST THE REGISTERED HOLDER OF SUCH SECURITIES TO EFFECT THE TRANSACTION FOR SUCH BENEFICIAL OWNER.

      UNDER NO CIRCUMSTANCES WILL THE COMPANY MAKE ANY CONSENT PAYMENT TO ANY PERSON WHO DELIVERS A CONSENT FORM WITH THE "DO NOT CONSENT" OR "ABSTAIN" BOX MARKED THEREON WITH RESPECT TO ANY OF THE TRANSACTIONS AMENDMENT, THE REDEMPTION AMENDMENT OR THE REFINANCING INDEBTEDNESS AMENDMENT UNLESS, ON OR PRIOR TO THE EXPIRATION DATE, SUCH PERSON DELIVERS AND DOES NOT PROPERLY REVOKE A SUBSEQUENTLY DATED CONSENT FORM MARKED TO INDICATE A VOTE FOR THE PROPOSED AMENDMENTS.

      The Consents will become irrevocable on the later of the Expiration Date and the date on which the Trustee receives from the Company an officer's certificate in accordance with the provisions of the Indenture certifying that the Requisite Consents have been received. Following such delivery, the Trustee and the Company intend to execute and deliver the Supplemental Indenture. The Proposed Amendments will be adopted and become effective only upon execution and delivery of the Supplemental Indenture. AFTER EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE, ALL HOLDERS OF SECURITIES, INCLUDING NONCONSENTING HOLDERS AND ALL SUBSEQUENT HOLDERS OF THE SECURITIES, WILL BE BOUND BY THE PROPOSED AMENDMENTS. IF, IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS CONSENT SOLICITATION STATEMENT AND IN THE RELATED CONSENT FORM, THE REQUISITE CONSENTS ARE RECEIVED AND THE SUPPLEMENTAL INDENTURE IS EXECUTED AND DELIVERED BY THE TRUSTEE, NON-CONSENTING HOLDERS (WHETHER OR NOT THEY DELIVER A CONSENT FORM OR OTHERWISE AFFIRMATIVELY VOTE AGAINST THE PROPOSED AMENDMENTS) WILL NOT BE ENTITLED TO ANY RIGHTS OF APPRAISAL OR SIMILAR RIGHTS OF DISSENTERS (WHETHER PURSUANT TO THE INDENTURE, THE COMPANY'S ORGANIZATIONAL INSTRUMENTS OR APPLICABLE PROVISIONS OF DELAWARE LAW) WITH RESPECT TO ADOPTION OF THE PROPOSED AMENDMENTS.

      The term "Expiration Date" means 5:00 p.m., Eastern time, on ______ __, 1997, unless the Company, in its discretion, extends the period during which the Solicitation is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Solicitation, as so extended by the Company, expires. The Company reserves the right to extend the Solicitation at any time and from time to time, in its sole discretion, including on a daily basis, until 5:00 p.m., Eastern time, on the date on which the Requisite Consents are received.

      The Company expressly reserves the right in its discretion (i) to terminate the Solicitation at any time (including after the Expiration Date) prior to the execution and delivery of the Supplemental Indenture by the Company and the Trustee (whether or not the Requisite Consents have been received) by giving oral or written notice of such termination to the Trustee, (ii) not to extend the Solicitation beyond the Expiration Date, and (iii) to amend, at any time or from time to time, the terms of the Solicitation. IF THE SOLICITATION IS SO TERMINATED, NO CONSENT PAYMENTS WILL BE MADE, IRRESPECTIVE OF WHETHER THE REQUISITE CONSENTS WERE RECEIVED.

      Subject to the foregoing, if the Requisite Consents are received (and not properly revoked) as of the Expiration Date, the Company presently intends to deliver to the Trustee an officer's certificate in accordance with the provisions of the Indenture certifying such receipt and promptly thereafter to execute and deliver the Supplemental Indenture. Consents will be deemed to be accepted only when the Supplemental Indenture has been executed and delivered by the Company and the Trustee.

      ANY EXTENSION, TERMINATION OR AMENDMENT OF THE SOLICITATION, OR DELAY IN MAKING ANY CONSENT PAYMENTS WILL BE FOLLOWED AS PROMPTLY AS PRACTICABLE EITHER BY NOTICE DELIVERED TO REGISTERED HOLDERS OR BY PUBLIC ANNOUNCEMENT THEREOF. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY, IN THE CASE OF ANY PUBLIC ANNOUNCEMENT WILL HAVE NO OBLIGATION TO PUBLISH, ADVERTISE OR OTHERWISE DISSEMINATE ANY INFORMATION IN RESPECT OF THE SOLICITATION OTHER THAN BY MEANS OF ISSUING A RELEASE THROUGH THE DOW JONES NEWS SERVICE.

Consent Procedure

      This Consent Solicitation Statement is first being mailed, sent or given to Registered Holders of Securities on or about __________, 1997. The Company has established ______ __, 1997 as the Record Date for the Solicitation.

      ONLY (I) REGISTERED HOLDERS OR (II) ANY OTHER PERSON WHO HAS OBTAINED A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH THE CONSENT FORM) WHICH AUTHORIZES SUCH PERSON (OR ANY OTHER PERSON CLAIMING TITLE BY OR THROUGH SUCH PERSON) TO DELIVER A CONSENT FORM AND VOTE THE RELATED SECURITIES ON BEHALF OF SUCH REGISTERED HOLDER MAY EXECUTE AND DELIVER A CONSENT FORM AND SO VOTE WITH RESPECT TO THE PROPOSED AMENDMENTS AND, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS CONSENT SOLICITATION STATEMENT AND IN THE RELATED CONSENT FORM, RECEIVE CONSENT PAYMENTS. A beneficial owner of Securities who is not the Registered Holder of such Securities (e.g., a holder whose Securities are registered in the name of a nominee such as a brokerage firm) must either
(i) arrange with the Registered Holder to execute and deliver a consent form on such beneficial owner's behalf or (ii) obtain a proxy (in substantially the form included with the consent form) from the Registered Holder authorizing such beneficial owner to deliver a consent form and vote the related securities on behalf of the Registered Holder.

      With respect to Securities registered in the name of CEDE & Co., which is the nominee of DTC, DTC Participants, rather than DTC, must execute and deliver the consent form. Participants in The Midwest Depository Trust Company and Philadelphia Depository

Trust Company should inquire of such institutions regarding the procedure for executing consent forms in respect of Securities registered in the name of their respective nominees.

      Each Consent is a continuing Consent notwithstanding that registered ownership of the Securities to which the Consent relates has been transferred subsequent to the Record Date, unless such Consent is properly revoked in accordance with the procedures therefor described in this Consent Solicitation Statement.

      A Consent received by the Trustee on or prior to the Expiration Date relating to any Securities will be deemed to revoke any consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked thereon. Any person who delivers a consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked thereon with respect to any of the Transactions Amendment, the Redemption Amendment or the Refinancing Indebtedness Amendment will not be entitled to receive any Consent Payment in respect of the Securities to which such consent form relates unless, on or prior to the Expiration Date, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a vote FOR the Proposed Amendments.

      The consent form accompanies this Consent Solicitation Statement. A consent form (or, if the Holder signing such consent form is not the Registered Holder, the accompanying irrevocable proxy in substantially the form included with the consent form), to be effective, must be executed by the Registered Holder of the Securities to which such consent form (or such irrevocable proxy) relates in the same manner as the name of the Registered Holder appears on the certificate(s) evidencing such Securities. If any certificate(s) evidencing such Securities are held of record as of the Record Date by two or more Registered Holders, all such Registered Holders must sign the consent form (or such irrevocable proxy). If such Securities are registered in different names as of the Record Date, separate consent forms (or irrevocable proxies) must be executed covering each form of registration. If a consent form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the consent form appropriate evidence of authority to execute the consent form. In addition, (i) if a consent form relates to less than the aggregate principal amount of Securities registered in the name of the Registered Holder or (ii) if a person is not a Registered Holder and is consenting pursuant to a proxy given by a Registered Holder and the consent form relates to less than the total principal amount of Securities to which such proxy relates, such consent form must indicate the certificate numbers and aggregate principal amount of Securities to which the consent form relates. Otherwise, the consent form will be deemed to relate to the entire principal amount of Securities registered in the name of such Registered Holder or to which such proxy relates, as the case may be.

      The ownership of Securities shall be proven by the Trustee, as registrar of the Securities, in accordance with the provisions therefor contained in the Indenture. All questions as to the validity, form, eligibility (including time and receipt) and the acceptance of consent forms and revocations of elections made on consent forms with respect to Securities will be resolved in the first instance by the Company, whose determination shall be binding, subject only to final review as may be prescribed by the Trustee in accordance with the Indenture concerning proof of execution and ownership. The Company reserves the absolute right to reject any or all consent forms and revocations that are not in proper form or the acceptance of which could, in the judgment of the Company's counsel, be unlawful. The Company also reserves the right, subject to final review as the Trustee may prescribe in accordance with the provisions of the Indenture for proof of execution and ownership, to waive any irregularities or conditions of delivery as to particular consent forms or revocations of Consents. Unless waived, any irregularities in connection with the deliveries must be cured within such time as the Company determines. Neither the Company, the Trustee, or any other person shall be under any duty to provide notification of any such irregularities or waiver, nor shall any of the Company, the Trustee or any other person incur any liability for failure to give notification. Deliveries of such consent forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Company's interpretation of the terms and conditions of the Solicitation shall be final and binding.

      Consents to the Proposed Amendments, to be effective, must be properly executed and received by the Trustee on or prior to the Expiration Date. Each person desiring to furnish a consent form in respect of the Proposed Amendments must complete, sign and date the accompanying consent form (or a facsimile thereof) in accordance with the instructions set forth in this Consent Solicitation Statement and in the consent form, have the signatures thereon (and on any proxy delivered therewith) notarized or guaranteed and mail, hand deliver or send by overnight courier, or telecopy the consent form and any other required documents to the Trustee. The method of delivery of all documents, including fully executed consent forms, is at the election and risk of the person delivering the consent form. Such delivery will be deemed made only when actually received by the Trustee. A signature guarantee must be by a firm that is a member of a registered national securities exchange or a member of the NASD, or by a commercial bank or trust company having an office or correspondent in the United States.

      IF ANY HOLDER SUBMITS AN EXECUTED CONSENT FORM WITHOUT INDICATING A VOTE WITH RESPECT TO THE PROPOSED AMENDMENTS, SUCH SUBMISSION WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED AMENDMENTS.

      Each consent form should be sent to the Trustee, as follows:

            The Chase Manhattan Bank
            c/o Texas Commerce Bank
            Corporate Trust Services - Dallas
            1201 Main Street
            Dallas, Texas 75202
            Attention:  Mr. Frank Ivins
            Telephone:  (214) 672-5678
            Telecopier:  (214) 672-5746

      PERSONS WHO DESIRE TO FURNISH THEIR CONSENT SHOULD MAIL, HAND DELIVER, SEND BY OVERNIGHT COURIER, OR TELECOPY THEIR PROPERLY COMPLETED AND EXECUTED CONSENT FORMS TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS TO THE TRUSTEE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN.

      IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER ANY SECURITIES TO THE COMPANY, THE TRUSTEE OR THE SOLICITATION AGENT WITH THEIR CONSENT FORMS OR OTHERWISE.

Revocation of Consents

      Any person who furnished a Consent can revoke any such Consent as to the Securities or any portion of the Securities (in integral multiples of $1,000) to which the consent form relates only by filing a written notice of revocation with the Trustee (at the address indicated above), prior to the later of the Expiration Date and the time that the Trustee receives from the Company an officer's certificate in accordance with the provisions of the Indenture certifying receipt of the Requisite Consents. The transfer of Securities after the Record Date will not have the effect of revoking the election made in any consent form theretofore validly given, and each Consent will be counted notwithstanding any transfer of the Securities to which the Consent relates, unless the procedure for revoking Consents described below has been complied with. A Consent received by the Trustee on or prior to the Expiration Date in respect of any Securities will be deemed to revoke any consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked thereon. A holder who delivers a consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked thereon will not be entitled to receive a Consent Payment in respect of the Securities to which such consent form relates unless, on or prior to the Expiration Date, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a vote FOR the Proposed Amendments.

      A written notice of revocation, to be effective, must (i) contain the name of the Registered Holder, the certificate numbers of the Securities to which such revocation relates, the aggregate principal amount of Securities to which such revocation relates and the signature of the person furnishing the revocation (with such signature, and the signatures in any accompanying proxy, notarized or guaranteed as described above) and (ii) be accompanied by a properly completed irrevocable proxy (in substantially the form included with the consent form) if the person furnishing the revocation is not the Registered Holder of such Securities.

      The revocation (or, if the person furnishing the revocation is not the Registered Holder, the accompanying irrevocable proxy), to be effective, must be executed by the Registered Holder of such Securities in the same manner as the name of the Registered Holder appears on the Securities to which the revocation relates. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the Consent shall be effective only as to the Securities listed on the revocation and only if such revocation complies with the revocation procedures set forth in this Consent Solicitation Statement. A beneficial owner of Securities who is not the Registered Holder must arrange with the Registered Holder to execute and deliver on his, her or its behalf a revocation of any Consent already given with respect to such Securities, or obtain an irrevocable proxy (in substantially the form included with the consent form) from the Registered Holder authorizing such beneficial holder to revoke such Consent in accordance with the procedures described in this Consent Solicitation Statement. A PURPORTED NOTICE OF REVOCATION THAT IS NOT RECEIVED BY THE TRUSTEE IN A TIMELY FASHION AND ACCEPTED AS A VALID REVOCATION WILL NOT BE EFFECTIVE TO REVOKE A PREVIOUSLY FURNISHED CONSENT.

      A revocation of a Consent previously furnished may only be rescinded by the execution and delivery of a properly completed and timely consent form. A person who has delivered a revocation may thereafter deliver a new Consent by following one of the described procedures therefor (see "The Solicitation-Consent Procedures") at any time on or prior to the Expiration Date.

      Prior to the execution and delivery of the Supplemental Indenture, the Company intends to consult with the Trustee to determine whether it has received any revocations of Consents. The Company reserves the right to contest the validity of any such revocations.

Information; Assistance; Additional Materials

      Questions relating to the procedure for delivering consent forms or the Solicitation, as well as requests for assistance or for additional copies of this Consent Solicitation Statement or the consent form, should be directed to the Solicitation Agent, as follows:

            Donaldson, Lufkin & Jenrette Securities Corporation
            277 Park Avenue
            New York, New York 10172
            Attention:  Mr. Joe Muratore
            Telephone:  (212) 892-4753
            Telecopy:  (212) 892-4057

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES


      THE FOLLOWING IS A SUMMARY DISCUSSION OF CERTAIN OF THE ANTICIPATED U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS AND THE CONSENT PAYMENTS. THIS SUMMARY IS BASED UPON THE RELEVANT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND RELATED REGULATIONS, REVENUE RULINGS AND DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE. THE SUMMARY DOES NOT ATTEMPT TO ADDRESS THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ALL CATEGORIES OF HOLDERS OF SECURITIES, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES (E.G., LIFE INSURANCE COMPANIES, TAX-EXEMPT ENTITIES AND FOREIGN TAXPAYERS.) NO RULING HAS BEEN OR WILL BE SOUGHT FROM THE INTERNAL REVENUE SERVICE (THE "SERVICE") REGARDING ANY MATTER DISCUSSED BELOW. ACCORDINGLY, NO ASSURANCE CAN BE GIVEN THAT THE SERVICE WILL NOT CHALLENGE ANY OF THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED BELOW OR THAT ANY SUCH CHALLENGE, IF MADE, WOULD NOT BE SUSTAINED BY A COURT. ALL HOLDERS OF SECURITIES ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS IN DETERMINING THE FEDERAL, STATE, LOCAL AND ANY OTHER TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS AND THE CONSENT PAYMENTS.

The Proposed Amendments and the Consent Payments

            The Company believes that the only federal income tax consequence of the adoption of the Proposed Amendments to holders of Securities will be that the full amount of the Consent Payment will be subject to tax as ordinary income to those holders who receive it. This conclusion is based upon the view that such adoption will not be treated as a constructive exchange of the Securities for new Securities because of the Company's belief that (i) the transfer of assets by the Company to New Beverly will be a transfer of substantially all of the assets of the Company, (ii) there will not be a change in payment expectations with respect to the Securities and (iii) the transaction does not result in a significant alteration of the Securities. Alternatively, even if the adoption of the Proposed Amendments were treated as an exchange by the Service, any such exchange may be a tax free exchange under Section 355 of the Code.

            If the adoption of the Proposed Amendments were considered to be a constructive exchange of the Securities for new securities for federal income tax purposes and such exchange did not qualify for tax-free treatment under section 355 of the Code, holders would recognize gain or loss upon such deemed exchange, equal to the difference between (i) the issue price of the Securities deemed received in exchange for the old securities (or possibly the sum of such issue price and the amount of the Consent Payment received) and (ii) the adjusted basis of the Securities deemed surrendered. Any gain or loss recognized on the exchange would generally be capital gain or loss if the Securities were held by a holder as a capital asset (and long-term capital loss if the holder of the Securities held the Securities for more than one year at the time of such deemed exchange) except to the extent of any accrued but unrecognized market discount, which would be treated as ordinary income to the extent of any gain. If the issue price of the new Securities is less than the principal amount thereof, then such new Securities may be treated as issued with original issue discount, which the holder would generally include in income as it accrues on a constant yield basis over the remaining term of the new Securities.

Backup Withholding

      Under the U.S. federal income tax laws, a holder of Securities may, under certain circumstances, be subject to backup withholding at the rate of 31% with respect to the Consent Payment, unless such holder (i) is a corporation or is otherwise exempt and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. See the instructions with respect to backup withholding contained in the accompanying consent form.

Other Tax Considerations

      There may be other U.S. federal, state, local or foreign tax considerations applicable to the circumstances of a holder of a Security. Accordingly, all holders of Securities should consult with their own tax advisers as to any particular tax consequences to them of the Proposed Amendments and the Consent Payment.

      THE PRECEDING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY, AND DOES NOT CONSTITUTE AND IS NOT A SUBSTITUTE FOR PROFESSIONAL TAX ADVICE. EACH HOLDER OF A SECURITY SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO HIM, HER OR IT OF THE SOLICITATION.

            PRINCIPAL HOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


      THE FOLLOWING TABLE SETS FORTH THE NAMES AND ADDRESSES OF (I) THOSE PERSONS WHO ARE KNOWN BY THE COMPANY TO BE THE RECORD OWNERS OF MORE THAN 5% IN AGGREGATE PRINCIPAL AMOUNT OF THE SECURITIES OUTSTANDING AS OF THE RECORD DATE, BASED ON INFORMATION SUPPLIED TO THE COMPANY BY THE TRUSTEE AND INFORMATION PUBLISHED IN SECURITY POSITION LISTINGS OBTAINED FROM DTC AND (II) ALL EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY WHO, AS OF THE DATE OF THIS CONSENT SOLICITATION STATEMENT, OWN SECURITIES, AND AS TO EACH SUCH 5% OWNER, EXECUTIVE OFFICER AND DIRECTOR, THE PRINCIPAL AMOUNT AND THE PERCENTAGE OF THE TOTAL SECURITIES WHICH ARE SO OWNED. WITH RESPECT TO SUCH PERSONS WHO ARE NOT EXECUTIVE OFFICERS OR DIRECTORS OF THE COMPANY, SUCH INFORMATION REPRESENTS RECORD OWNERSHIP OF SECURITIES, BECAUSE THE COMPANY LACKS THE INFORMATION NECESSARY TO DETERMINE WHETHER, OR BY WHOM, SUCH SECURITIES ARE OWNED BENEFICIALLY AND OBTAINING SUCH INFORMATION, WOULD INVOLVE CONSIDERABLE DELAY AND EXPENSE. THE COMPANY DOES NOT PRESENTLY KNOW WHETHER SUCH 5% HOLDERS WILL FURNISH CONSENTS TO THE PROPOSED AMENDMENTS.



                                        Principal Amount         Percentage
Name and Address                        Held of Record as        of Securities
of Registered Holder                    of the Record Date       Outstanding
--------------------                    ------------------       -----------

SSB - Custodian                          $65,700,000               36.5%
Global Proxy Unit, ASNW
P.O. Box 1631
Boston, Massachusetts  02105-1831
Attention:  Michael L. Cuneo

The Bank of New York                     $25,880,000               14.4%
825 Patterson Plank Road
Seacaucus, New Jersey  07084
Attention:  Cecile Lamaroo

Chase Manhattan Bank                     $12,450,000               11.9%
Two Chase Manhattan Plaza
5th Floor
New York, New York  10081
Attention:  Orma Trim

Bankers Trust Company                        $9,485,000                5.3%
c/o BT Services Tennessee Inc.
Pereion Trust Services
648 Grassmere Park Drive
Nashville, Tennessee  37211
Attention:  John Laster

Texas Commerce Bank, N.A.                    $9,021,000                5.0%
Corporate Action Unit
P.O. Box 2558, 12-HCB-06
Houston, Texas  77252
Attention:  Barbara Myrck

Scott Tabakin                                  $127,000                  *
(Executive Vice President
and Chief Financial Officer of
the Company)
2301 Ramsgate Way
Fort Smith, Arkansas  72903

Pamela Daniels                                  $10,000                  *
(Vice President, Comptroller
and Chief Accounting Officer of)
the Company
3416 Sturbridge Place
Fort Smith, Arkansas  72903



-------------------
* Less than one percent

                            THE SOLICITATION AGENT


      Donaldson, Lufkin & Jenrette Securities Corporation has agreed to act as exclusive financial advisor and Solicitation Agent (the "Solicitation Agent") for the Company in respect of the Solicitation. Fees payable to the Solicitation Agent are based upon, and will vary according to, the number of Consents received and accepted by the Trustee and the aggregate amount of Consent Payments made with respect thereto. If Consents from the holders of 100% of the outstanding Securities are received by the Trustee and accepted by the Company and the Consent Payments therefor (in the aggregate amount of $______ for each $1,000 principal amount of Securities covered by such Consents) are paid, the Solicitation Agent will be entitled to receive $________. The Company has further agreed to reimburse the Solicitation Agent for its reasonable out-of-pocket expenses and to indemnify it against certain liabilities in connection with its performance of services for the Consent Solicitation. Questions, requests for assistance and additional copies of this Consent Solicitation Statement and the consent form should be addressed to the Solicitation Agent at the address set forth below. The Solicitation Agent may be contacted at the following address:

                  Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue
                  New York, New York 10172
                  Attention:  Mr. Joe Muratore
                  Telephone:  (212) 892-4753
                  Telecopy:  (212) 892-4057


                           EXPENSES OF SOLICITATION


      The Company will bear the costs of the Solicitation. The Company will reimburse the Trustee for expenses that it incurs in connection with the Solicitation. The Company will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding consent forms and other materials to beneficial owners of Securities. In addition to the solicitation of consents by mail, employees of the Company may solicit consents by personal interviews, by telephone, facsimile transmission, or by telegraph. Employees of the Company will not be specially compensated for soliciting consents. If such personal interviews or telephone conversations are used to solicit consents, this Consent Solicitation Statement and the appropriate consent forms will precede the interview or telephone conversation. If as a result of the interview or conversation additional consent forms are required, they will be forwarded to the Registered Holder.

                          INCORPORATION BY REFERENCE


            Pursuant to Items 13(a)(1) and 13(a)(3), respectively, of Schedule 14A under the Exchange Act, the Company hereby incorporates by reference in this Consent Solicitation Statement, the following information:

            1. The information set forth under the captions titled: "Pro Forma Condensed Consolidated Statements of Income" and "Pro Forma Condensed Consolidated Balance Sheet", in each case together with the related notes thereto;

            2. The Company's: (i) Condensed Consolidated Balance Sheets at March 31, 1997 and December 31, 1996, (ii) Condensed Consolidated Statements of Income for the three months ended March 31, 1997 and 1996, and (iii) Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 1997 and 1996, in each case together with the related notes thereto;

            3. The Company's: (i) Consolidated Balance Sheets at December 31, 1996 and December 31, 1995, (ii) Consolidated Statements of Operations for the years ended December 31, 1996, 1995 and 1994, (iii) Consolidated Statements of Stockholders' Equity for the years ended December 31, 1996, 1995 and 1994, and (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994, in each case together with the related notes thereto and the Report of Ernst & Young LLP thereon;

            4. New Beverly's Balance Sheet at May 31, 1997, together with the related notes thereto and the Report of Ernst & Young LLP thereon; and

            5. The information set forth under the captions titled: "Information Concerning Beverly -- Selected Historical Consolidated Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations"

; in all cases contained in the New Beverly Prospectus constituting part of the New Beverly Registration Statement (No. 333-28521) filed with the Commission on June 4, 1997, as amended, and

            6. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997.

Any statement contained in any document incorporated or deemed to be incorporated by reference in this Consent Solicitation Statement shall be deemed to be modified or superseded for purposes of this Consent Solicitation Statement, to the extent that a statement contained in this Consent Solicitation Statement or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces such statement.

            The Company hereby undertakes to provide, without charge, by first class mail to each person to whom this Consent Solicitation Statement is delivered, within one business day of written or oral request to the Company's principal executive offices: Beverly Enterprises, Inc., 5111 Rogers Avenue, Suite 40-A, Fort Smith, Arkansas 72919, Attention: Robert W. Pommerville, Secretary, telephone no.: (501) 452-6712, copies of all of the foregoing information incorporated by reference in this Consent Solicitation Statement (not including, however, any of the exhibits to such information unless, to the extent indicated above, such exhibits have been specifically incorporated by reference into the information which has been incorporated by reference in this Consent Solicitation Statement. This undertaking includes all information contained in documents filed with the Commission subsequent to the date on which this Consent Solicitation Statement has first been mailed, sent or given to holders of Securities up to the date of responding to the aforementioned request.


          YOUR CONSENT TO THE PROPOSED AMENDMENTS IS HEREBY REQUESTED.


                              By order of the Board of Directors
                               of Beverly Enterprises, Inc.

                              /s/ David R. Banks

                              Chairman of the Board







______  __, 1997

Fort Smith, Arkansas

                                                                       ANNEX A






                            BEVERLY ENTERPRISES, INC.



                            9% Senior Notes due 2006




                            ------------------------



                                     FORM OF
                          SUPPLEMENTAL INDENTURE NO. 2
                               Dated as of , 1997







                            ------------------------




                            The Chase Manhattan Bank,
                                   as Trustee

                                    FORM OF
                         SUPPLEMENTAL INDENTURE NO. 2


            SUPPLEMENTAL INDENTURE NO. 2 dated as of       , 1997 among BEVERLY
ENTERPRISES, INC., a Delaware corporation (the "Company"), the corporations listed on the signature pages hereto in their capacity as guarantors (each a "Guarantor" and collectively, the "Guarantors") and THE CHASE MANHATTAN BANK (successor by merger to Chemical Bank), as trustee (the "Trustee").

                             W I T N E S S E T H :

            WHEREAS, the Company, certain of its subsidiaries and the Trustee have heretofore entered into an Indenture dated as of February 1, 1996 (the "Original Indenture", as supplemented by Supplemental Indenture No. 1, dated as of December 16, 1996 and as supplemented hereby, the "Indenture");

            WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Supplemental Indenture No. 2 and the Holders of a majority in principal amount of the Securities outstanding have consented to such execution and delivery;

            WHEREAS, the Company has entered into an agreement and plan of distribution dated as of April 15, 1997, with New Beverly Holdings, Inc., a Delaware corporation ("New Beverly") and Capstone Pharmacy Services, Inc., a Delaware corporation ("Capstone"), pursuant to which, among other things, (i) the Company will transfer all of its assets and properties to New Beverly other than the stock of Pharmacy Corporation of America, a Delaware corporation ("PCA") and the Subsidiaries of PCA; (ii) New Beverly will assume all of the Company's rights and obligations under the Indenture and the Securities; (iii) the Company, PCA and each of PCA's Subsidiaries shall be released from all obligations under the Indenture and the Securities; (iv) the Company will distribute all of the issued and outstanding capital stock of New Beverly to the stockholders of the Company; and (v) thereafter the Company will merge with and into Capstone with Capstone as the surviving corporation in such merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of April 15, 1997, between the Company and Capstone (all of the foregoing being collectively called the "New Beverly Transaction");

            WHEREAS, Article 5 of the Indenture permits the Company to transfer all or substantially all of its assets and properties to another Person if certain conditions set forth in Section 5.1 of the Indenture have been met, which conditions require modification as herein provided to facilitate the New Beverly Transaction;

            WHEREAS, prior to consummation of the New Beverly Transaction the Company desires to prepay all its 7-5/8% Convertible Subordinated Debentures due 2003 regardless of any limitation on Restricted Payments under Section 4.7 of the Indenture; and

            WHEREAS, the Company has represented to the Trustee that all conditions precedent to the execution and delivery of this Supplemental Indenture No. 2 have been satisfied;

            NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

            SECTION 1. Definitions; References. All capitalized terms used and not defined herein have the respective meaning assigned to them in the Indenture. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Indenture or in any Security shall from and after the date hereof refer to the Indenture, as amended hereby.

            SECTION 2. Amendment of Indenture. Effective as of the date hereof the Indenture is hereby amended as follows:

            a. The definitions contained in Section 1.1 of the Indenture are amended to add the following new definitions in their correct alphabetical sequence:

            "New Beverly" means New Beverly Holdings, Inc., a Delaware corporation (to be renamed Beverly Enterprises, Inc., upon consummation of the New Beverly Transaction) and, prior to the distribution referred to in clause (iv) of the definition of New Beverly Transaction, a wholly-owned Subsidiary of the Company.

            "New Beverly Transaction" means the transactions contemplated by that certain Agreement and Plan of Distribution dated as of April 15, 1997, among the Company, New Beverly and Capstone Pharmacy Services, Inc. ("Capstone"), pursuant to which (i) the Company will transfer all of its assets and properties to New Beverly other than the stock of PCA and the Subsidiaries of PCA; (ii) New Beverly will assume all of the rights and obligations of the Company under the Indenture and the Securities; (iii) the Company, PCA and each of PCA's Subsidiaries shall be released from all obligations under the Indenture and the Securities; (iv) the Company will distribute all of the issued and outstanding capital stock of New Beverly to the stockholders of the Company; and (v) the Company will merge with and into Capstone pursuant to that certain Agreement and Plan of Merger dated as of April 15, 1997, between the Company and Capstone, with Capstone as the surviving corporation in such merger.

            b. The definition of "Asset Sale" contained in Section 1.1 is amended to add the following at the end of the first sentence thereof immediately preceding the period:

      "; provided that the second paragraph of Section 4.10 shall apply to the New Beverly Transaction and the disposition of all the capital stock of New Beverly to the stockholders of the Company as described in subclause (iv) of the definition of New Beverly Transaction shall not constitute an Asset Sale."


            c. The definition of "Change of Control" contained in Section 1.1 is amended to add the following at the end thereof immediately preceding the period:

      ";provided that the New Beverly Transaction shall not constitute a Change of Control."

            d. The definition of "Permitted Refinancing Indebtedness" contained in Section 1.1 is amended to insert at the beginning of subclause (ii) thereof the words "if such Permitted Refinancing Indebtedness is not Subordinated Indebtedness then" and to insert in subclause (iii) thereof after the words "final maturity date" in replacement of the word "of" the words "later than February 15, 2006".

            e. The definition of "Spinoff Transaction" contained in Section 1.1 is amended by adding at the end thereof the following proviso:

      "provided, however, that such term shall also be deemed to mean and include the New Beverly Transaction."

            f. Section 4.7 of the Indenture is amended to delete the word "and" at the end of subclause (iv) following Section 4.7(c), to insert "; and" in place of the period after subclause (v) following Section 4.7(c) and to delete the proviso immediately after subclause (v) following Section 4.7(c) and to add a new subclause (vi) and the paragraph appearing below in replacement thereof:

            "(vi) the redemption of all of the Company's 7-5/8% Convertible Subordinated Debentures due 2003."

      "provided, however, in the case of each of clauses (ii), (iii), (iv), (v) and (vi) of this paragraph, no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would occur as a consequence thereof."

            g. Section 5.1(iv) of the Indenture is amended by inserting at the end thereof immediately preceding the period the following:

      "; provided, however, that this Section 5.1(iv) shall not apply to the New Beverly Transaction and the New Beverly Transaction shall be deemed to satisfy this Section 5.1(iv)."

            h. Section 5.2 of the Indenture is hereby amended by inserting at the end thereof immediately preceding the period the following:

      "and upon such assignment of all of the Company's rights and obligations under this Indenture and the Securities, and the assumption thereof by the successor corporation or Person, the Company shall be unconditionally released from any and all further liability under this Indenture and the Securities."

            i. Section 10.5 of the Indenture is amended to insert at the end of the first paragraph thereof immediately preceding the period, the following:

      "provided that upon the assumption by New Beverly of all the Company's rights and obligations under the Indenture and the Securities as contemplated by subclause (ii) of the definition of New Beverly Transaction, PCA and each of PCA's Subsidiaries shall be unconditionally released from its Guarantee of the Securities and shall have no obligation under the Indenture or the Securities."

            SECTION 3. Release and Discharge. The Trustee is hereby authorized to evidence the release and discharge of the Company, PCA and each Subsidiary of PCA from all of their rights and obligations hereunder upon the assumption by New Beverly of all the Company's rights and obligations under the Indenture and the Securities referred to in subclause (ii) of the definition of New Beverly Transaction by executing and delivering a release and discharge confirmation in the form of Exhibit A hereto.

            SECTION 4. Governing Law. This Supplemental Indenture No. 2 shall be governed by and construed in accordance with the laws of the State of New York, applicable to instruments made and performed entirely in such state.

            SECTION 5. Counterparts; Effectiveness. This Supplemental Indenture No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this SUPPLEMENTAL INDENTURE NO. 2 to be duly executed as of the date hereof.


                            BEVERLY ENTERPRISES, INC.

                            By____________________________
                              Title:



                            GUARANTORS
                            ----------

                            A.B.C. HEALTH CARE EQUIPMENT CORP.
                            A-1 HOME HEALTH SERVICES, INC.
                            ADVINET, INC.
                            AGI-CAMELOT, INC.
                            AGI-MCDONALD COUNTY HEALTH CARE, INC.
                            ALLIANCE HEALTH SERVICES, INC.
                            ALLIANCE HOME HEALTH CARE, INC.
                            AMCO MEDICAL SERVICE, INC.
                            AMERICAN TRANSITIONAL CARE CENTERS OF
                              TEXAS, INC.
                            AMERICAN TRANSITIONAL CARE DALLAS - -
                              FT. WORTH, INC.
                            AMERICAN TRANSITIONAL HEALTH CARE, INC.
                            AMERICAN TRANSITIONAL HOSPITALS, INC.
                            AMERICAN TRANSITIONAL HOSPITALS OF
                              INDIANA, INC.
                            AMERICAN TRANSITIONAL HOSPITALS OF
                              OKLAHOMA, INC.
                            AMERICAN TRANSITIONAL HOSPITALS OF
                              TENNESSEE, INC.
                            AMERICAN TRANSITIONAL HOSPITALS-
                              TEXAS MEDICAL CENTER, INC.
                            ATH-CLEAR LAKE, IN.C
                            ATH COLUMBUS, INC.
                            ATH DEL ORO, INC.
                            ATH HEIGHTS, INC.
                            ATH OKLAHOMA CITY, INC.
                            ATH TUCSON, INC.
                            BEVERLY ACQUISITION CORPORATION
                            BEVERLY ASSISTED LIVING, INC.
                            BEVERLY BELLA VISTA HOLDING, INC.

                            BEVERLY HEALTH AND REHABILITATION
                              SERVICES, INC.
                            BEVERLY ENTERPRISES-ALABAMA, INC.
                            BEVERLY ENTERPRISES-ARIZONA, INC.
                            BEVERLY ENTERPRISES-ARKANSAS, INC.
                            BEVERLY ENTERPRISES-CALIFORNIA, INC.
                            BEVERLY ENTERPRISES-COLORADO, INC.
                            BEVERLY ENTERPRISES-CONNECTICUT, INC.
                            BEVERLY ENTERPRISES-DELAWARE, INC.
                            BEVERLY ENTERPRISES-DISTRIBUTION
                              SERVICES, INC.
                            BEVERLY ENTERPRISES-DISTRICT OF
                              COLUMBIA, INC.
                            BEVERLY ENTERPRISES-FLORIDA, INC.
                            BEVERLY ENTERPRISES-GARDEN TERRACE, INC.
                            BEVERLY ENTERPRISES-GEORGIA, INC.
                            BEVERLY ENTERPRISES-HAWAII, INC.
                            BEVERLY ENTERPRISES-IDAHO, INC.
                            BEVERLY ENTERPRISES-ILLINOIS, INC.
                            BEVERLY ENTERPRISES-INDIANA, INC.
                            BEVERLY ENTERPRISES-IOWA, INC.
                            BEVERLY ENTERPRISES-KANSAS, INC.
                            BEVERLY ENTERPRISES-KENTUCKY, INC.
                            BEVERLY ENTERPRISES-LOUISIANA, INC.
                            BEVERLY ENTERPRISES-MAINE, INC.
                            BEVERLY ENTERPRISES-MARYLAND, INC.
                            BEVERLY ENTERPRISES-MASSACHUSETTS, INC.
                            BEVERLY ENTERPRISES-MICHIGAN, INC.
                            BEVERLY ENTERPRISES-MINNESOTA, INC.
                            BEVERLY ENTERPRISES-MISSISSIPPI, INC.
                            BEVERLY ENTERPRISES-MISSOURI, INC.
                            BEVERLY ENTERPRISES-MONTANA, INC.
                            BEVERLY ENTERPRISES-NEBRASKA, INC.
                            BEVERLY ENTERPRISES-NEVADA, INC.
                            BEVERLY ENTERPRISES-NEW HAMPSHIRE, INC.
                            BEVERLY ENTERPRISES-NEW JERSEY, INC.
                            BEVERLY ENTERPRISES-NEW MEXICO, INC.
                            BEVERLY ENTERPRISES-NORTH CAROLINA, INC.
                            BEVERLY ENTERPRISES-NORTH DAKOTA, INC.
                            BEVERLY ENTERPRISES-OHIO, INC.
                            BEVERLY ENTERPRISES-OKLAHOMA, INC.
                            BEVERLY ENTERPRISES-OREGON, INC.
                            BEVERLY ENTERPRISES-PENNSYLVANIA, INC.
                            BEVERLY ENTERPRISES-RHODE ISLAND, INC.

                            BEVERLY ENTERPRISES-SOUTH CAROLINA, INC.
                            BEVERLY ENTERPRISES-TENNESSEE, INC.
                            BEVERLY ENTERPRISES-TEXAS, INC.
                            BEVERLY ENTERPRISES-UTAH, INC.
                            BEVERLY ENTERPRISES-VERMONT, INC.
                            BEVERLY ENTERPRISES-VIRGINIA, INC.
                            BEVERLY ENTERPRISES-WASHINGTON, INC.
                            BEVERLY ENTERPRISES-WEST VIRGINIA, INC.
                            BEVERLY ENTERPRISES-WISCONSIN, INC.
                            BEVERLY ENTERPRISES-WYOMING, INC.
                            BEVERLY ENTERPRISES JAPAN LIMITED
                            BEVERLY ENTERPRISES MEDICAL EQUIPMENT
                              CORPORATION
                            BEVERLY ENTERPRISES REHABILITATION
                              CORPORATION
                            BEVERLY HOLDINGS I, INC.
                            BEVERLY INDEMNITY, LTD.
                            BEVERLY MANOR INC. OF HAWAII
                            BEVERLY MISSOURI VALLEY HOLDING, INC.
                            BEVERLY RAPID CITY HOLDING, INC.
                            BEVERLY REAL ESTATE HOLDINGS, INC.
                            BEVERLY REMIC DEPOSITOR, INC.
                            BEVERLY SAVANA CAY MANOR, INC.
                            BROWNSTONE PHARMACY, INC.
                            COLUMBIA-VALLEY NURSING HOME, INC.
                            COMMERCIAL MANAGEMENT, INC.
                            COMPUTRAN SYSTEMS, INC.
                            CONTINENTAL CARE CENTERS OF COUNCIL
                              BLUFFS, INC.
                            DD WHOLESALE, INC.
                            DUNNINGTON DRUG, INC.
                            DUNNINGTON RX SERVICES OF RHODE ISLAND,
                              INC.
                            DUNNINGTON RX SERVICES OF MASSACHUSETTS,
                              INC.
                            FOREST CITY BUILDING LTD.
                            HALLMARK CONVALESCENT HOMES, INC.
                            HEALTHCARE PRESCRIPTION SERVICES, INC.
                            HOME MEDICAL SYSTEMS, INC.
                            HOSPICE PREFERRED CHOICE, INC.
                            HOSPITAL FACILITIES CORPORATION
                            INSTA-CARE HOLDINGS, INC.
                            INSTA-CARE PHARMACY SERVICES CORPORATION
                            INSURANCE SOFTWARE PACKAGES, INC.

                            KENWOOD VIEW NURSING HOME, INC.
                            LIBERTY NURSING HOMES, INCORPORATED
                            MEDICAL ARTS HEALTH FACILITY OF
                              LAWRENCEVILLE, INC.
                            MODERNCARE OF LUMBERTON, INC.
                            NEBRASKA CITY S-C-H, INC.
                            NURSING HOME OPERATORS, INC.
                            OMNI MED B, INC.
                            PETEREN HEALTH CARE, INC.
                            PHARMACY CORPORATION OF AMERICA
                            PHARMACY CORPORATION OF AMERICA-
                              MASSACHUSETTS, INC.
                            PHARMACY DYNAMICS GROUP, INC.
                            PHYMEDSCO, INC.
                            RESOURCE OPPORTUNITIES, INC.
                            SALEM NO. 1, INC.
                            SOUTH ALABAMA NURSING HOME, INC.
                            SOUTH DAKOTA-BEVERLY ENTERPRISES, INC.
                            SPECTRA REHAB ALLIANCE, INC.
                            SYNERGOS-NORTH HOLLYWOOD, INC.
                            SYNERGOS-PLEASANT HILL, INC.
                            SYNERGOS-SCOTTSDALE, INC.
                            TAYLOR COUNTY HEALTH FACILITY, INC.
                            TMD DISPOSITION COMPANY
                            VANTAGE HEALTHCARE CORPORATION



                            By____________________________
                              Title:


                            THE CHASE MANHATTAN BANK,
                              as Trustee


                            By___________________________
                              Title:

                CONSENT SOLICITATION BY THE BOARD OF DIRECTORS

                                      OF

                           BEVERLY ENTERPRISES, INC.

                           9% Senior Notes due 2006

                                 CONSENT FORM
                    for Consent to the Proposed Amendments
                Pursuant to the Consent Solicitation Statement
                               Dated July, 1997

                        TO:   The Chase Manhattan Bank
                              c/o Texas Commerce Bank
                              Corporate Trust Services - Dallas
                              1201 Main Street
                              Dallas, Texas 75202
                              Attention:  Frank Ivins
                              Telephone:  (214) 672-5678
                              Telecopier: (214) 672-5746

      The Solicitation is being made by the Board of Directors of Beverly Enterprises Inc., a Delaware corporation (the "Company") to solicit consents from the Registered Holders of the Company's 9% Senior Notes due 2006 (the "Securities") as described in the accompanying Consent Solicitation Statement dated ____ __, 1997 (the "Consent Solicitation Statement"). The term "Registered Holder" as used herein means any person in whose name Securities were registered in the register maintained by The Chase Manhattan Bank, as Trustee and Registrar under the Indenture (the "Trustee"), as of ______ __, 1997 (the "Record Date"). All capitalized terms used and not defined in this consent form have the respective meanings assigned to them in the Consent Solicitation Statement.

      CONSENT FORMS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN THE TRUSTEE. UNDER NO CIRCUMSTANCE SHOULD ANY PERSON DELIVER ANY SECURITIES WITH THEIR CONSENT FORMS OR OTHERWISE.

      ANY BENEFICIAL OWNER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER AS OF THE RECORD DATE BUT WHO DESIRES TO FURNISH A CONSENT AND RECEIVE A CONSENT PAYMENT IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT MUST OBTAIN A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH THIS CONSENT FORM) FROM THE REGISTERED HOLDER OF SUCH SECURITIES AND DELIVER SUCH PROXY TO THE TRUSTEE WITH THE EXECUTED CONSENT FORM.

IF ANY HOLDER SUBMITS THIS CONSENT FORM WITHOUT INDICATING A VOTE WITH RESPECT TO THE PROPOSED AMENDMENTS, SUCH SUBMISSION WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED AMENDMENTS.

UNDER NO CIRCUMSTANCES WILL THE COMPANY MAKE ANY CONSENT PAYMENT TO ANY PERSON WHO DELIVERS THIS CONSENT FORM WITH THE "DO NOT CONSENT" OR "ABSTAIN" BOX MARKED HEREON WITH RESPECT TO ANY OF THE TRANSACTIONS AMENDMENT, THE REDEMPTION AMENDMENT OR THE REFINANCING INDEBTEDNESS AMENDMENT UNLESS, ON OR PRIOR TO THE EXPIRATION DATE, SUCH PERSON DELIVERS AND DOES NOT PROPERLY REVOKE A SUBSEQUENTLY DATED CONSENT FORM MARKED TO INDICATE A VOTE FOR THE PROPOSED AMENDMENTS.

THE COMPANY WILL NOT BE DEEMED TO HAVE ACCEPTED ANY CONSENTS UNLESS AND UNTIL THE SUPPLEMENTAL INDENTURE IS EXECUTED AND DELIVERED BY THE COMPANY AND THE TRUSTEE. IF THE COMPANY AND THE TRUSTEE EXECUTE AND DELIVER THE SUPPLEMENTAL INDENTURE, THE PROPOSED AMENDMENTS WILL BE BINDING UPON ALL HOLDERS OF SECURITIES, WHETHER OR NOT SUCH HOLDERS HAVE DELIVERED CONSENTS.

IF THIS CONSENT FORM IS VALIDLY DELIVERED, PROPERLY COMPLETED AND TIMELY FURNISHED (IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT), THIS CONSENT FORM (AND THE VOTES CAST HEREBY IN RESPECT OF THE PROPOSED AMENDMENTS) WILL BE COUNTED NOTWITHSTANDING ANY TRANSFER OF THE SECURITIES TO WHICH THIS CONSENT FORM RELATES, UNLESS THE PROCEDURE FOR REVOKING THIS CONSENT FORM (DESCRIBED IN THE CONSENT SOLICITATION STATEMENT) IS COMPLIED WITH.

IRRESPECTIVE OF WHETHER THE PROPOSED AMENDMENTS BECOME EFFECTIVE, THE SECURITIES WILL CONTINUE TO BE OUTSTANDING IN ACCORDANCE WITH ALL OTHER TERMS OF THE INDENTURE AND THE SECURITIES.

                                     CONSENT

      By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and all other information it deems necessary to make an informed investment decision with respect to the Solicitation and the furnishing of this consent form. The undersigned hereby represents and warrants that the undersigned is a holder of the Securities indicated below and has full power and authority to take the action indicated below in respect of such Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned's consent.

      The undersigned acknowledges that it must comply with the provisions of this consent form, and complete the information required herein, to validly consent to adoption of the Proposed Amendments.

      The undersigned further acknowledges that, if adopted, the Proposed Amendments would amend the Indenture to facilitate the Transactions contemplated by the Distribution Agreement and Merger Agreement. The Distribution Agreement and the Merger Agreement contemplate, among other matters, (i) the transfer by the Company to New Beverly of all of the Company's assets and properties, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New Beverly; (ii) the assumption by New Beverly of all of the Company's rights and obligations in respect of the Securities and the Indenture; (iii) the release of the obligations of the Company, PCA and each of PCA's subsidiaries in respect of the Securities and the Indenture; (iv) the distribution by the Company to its stockholders of all of the outstanding capital stock of New Beverly such that, immediately after such distribution, New Beverly will be an independent publicly-traded corporation owned directly by the Company's stockholders; and
(v) following consummation of the transactions described in clauses (i) through
(iv) above, the Merger.

      The Proposed Amendments, if adopted, would also amend the Indenture to (i) permit the Company, if it should so elect, to redeem all outstanding principal amount of its 7 5/8% Convertible Debentures due 2003 without violating the Restricted Payment provisions of the Indenture and (ii) provide the Company with increased flexibility under the Indenture to refinance its outstanding subordinated indebtedness (including, without limitation, its 5 1/2% Convertible Subordinated Debentures due 2018).

      Please indicate by marking the appropriate box below whether you wish (i) to consent to the Proposed Amendments, (ii) not to consent to the Proposed Amendments, or (iii) to abstain from taking any action with respect to the Proposed Amendments. The undersigned acknowledges that Consents delivered pursuant to any one of the procedures described under the heading "The Solicitation - Consent Procedures" in the accompanying Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Solicitation. The undersigned further understands that (i) if no box is checked but this Consent form is executed, dated and delivered to the Solicitation Agent, the undersigned will be deemed to have consented to the Proposed Amendments and (ii) if either the "DO NOT CONSENT" or "ABSTAIN" box below is checked, the undersigned will be deemed not to have consented to the Proposed Amendments and will not be entitled to receive any Consent Payment unless, on or prior to the Expiration Date, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a vote FOR the Proposed Amendments.

            PROPOSAL NO. 1.   THE TRANSACTIONS AMENDMENT:


         CONSENT                 DO NOT CONSENT                ABSTAIN

           | |                         | |                       | |


            PROPOSAL NO. 2.   THE REDEMPTION AMENDMENT:


         CONSENT                 DO NOT CONSENT                ABSTAIN

           | |                         | |                       | |


            PROPOSAL NO. 3.   THE REFINANCING INDEBTEDNESS AMENDMENT:


         CONSENT                 DO NOT CONSENT                ABSTAIN

           | |                         | |                       | |


      Unless otherwise specified in the table below, this consent form relates to (i) the aggregate principal amount of Securities held of record by the undersigned at the close of business on the Record Date or (ii) if the undersigned is not a Registered Holder and this consent form relates to Securities in respect of which the undersigned is acting pursuant to an irrevocable proxy furnished by the Registered Holder, the total principal amount of securities to which such irrevocable proxy relates. If this consent form relates to less than the total principal amount of Securities so registered in the name of the undersigned or to which such a proxy relates, the undersigned has listed on the table below the serial numbers and principal amount of Securities for which this consent form is furnished. If the space provided below is inadequate, please list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this consent form.

        DESCRIPTION OF SECURITIES AS TO WHICH THIS CONSENT FORM RELATES

                                           Aggregate         Principal Amount
                                           Principal          With Respect to
Name(s) and Address(es)   Certificate      Amount of        Which this Consent
of Registered Holder(s)   Number(s)*   Certificate(s)**       Form Relates**






                          Aggregate Principal Amount
                                With Respect to
                              Which this Consent
                                Form Relates $







------------------------


* Need not be completed by persons whose Securities are held of record by depositories.

** Unless otherwise indicated in the column labeled "Principal Amount with Respect to which an Election is Being Made," the person executing this consent form will be deemed to have taken the action indicated above in respect of (i) if such person is the Registered Holder of the total principal amount of Securities registered in the name of such Registered Holder as of the Record Date and (ii) if such person is not a Registered Holder and is executing this consent form pursuant to a proxy given by a Registered Holder and delivered with this consent form, the total principal amount of Securities to which such proxy relates.

                          IMPORTANT - READ CAREFULLY

      This consent form (or, if the person signing this consent form is not the Registered Holder, the accompanying irrevocable proxy), to be effective, must be executed by the Registered Holder(s) of the Securities to which this consent form relates in the same manner as the name of the Registered Holder(s) appears on such Securities. If such Securities are held of record as of the Record Date by two or more Registered Holders, all such Registered Holders must sign this consent form (or such irrevocable proxy). If such Securities are registered in different names as of the Record Date, separate consent forms must be executed covering each form of registration. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act. Except as provided in Instruction 4, signatures on this consent form (and any such irrevocable proxy) must be either (1) guaranteed by a firm that is a member of the National Association of Securities Dealers, Inc., or a member of a registered national securities exchange or by a commercial bank or trust company having an office or correspondent in the United States, or (2) notarized.


                                   SIGN HERE

 ..............................................................................

 ..............................................................................
                           Signature(s) of Holder(s)

Dated:.............................., 1997

Name(s):......................................................................

 ..............................................................................
                                (Please Print)

Capacity:.....................................................................

Address:......................................................................

 ..............................................................................
                              (Include Zip Code)

Area Code and Telephone No. (   ).............................................

Tax Identification or
Social Security No............................................................

                           GUARANTEE OF SIGNATURE(S)



Authorized Signature..........................................................

Name and Title................................................................
                                (Please Print)



Dated:........................................................................

Name of Firm..................................................................

                            * * * * * OR * * * * *


STATE OF          )
                  ) ss.
COUNTY OF         )

      Before me, a Notary Public in and for said County and State, personally appeared who acknowledged before me that (s)he signed the foregoing Consent and that facts contained therein are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this day of , 19 .


 ..............................................................................
                                 Notary Public

My commission expires:........................................................

                           IMPORTANT TAX INFORMATION

      THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN PROFESSIONAL TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER (INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL STATE, LOCAL AND OTHER TAX LAWS) OF THE CONSENTS PURSUANT TO THE SOLICITATION, CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES AND FOREIGN PERSONS OR ENTITIES) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Substitute Form W-9

      Under the Federal income tax laws, the Company may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Solicitation. In order to avoid such backup withholding, each holder must provide the correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. These holders should enter the correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of the Substitute Form W-9, sign under the certification and date the form. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Securities are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number.

              Consequences of Failure to File Substitute Form W-9

      Failure to complete Substitute Form W-9 may require the Company to withhold 31% of the amount of any Consent Payments made pursuant to the Solicitation. Backup withholding is not an additional Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.

                                 PAYER'S NAME


SUBSTITUTE       Part I - PLEASE PROVIDE YOUR TIN       Part 2 - Check the box if you
                 IN THIS BOX AND CERTIFY BY SIGNING     are not subject to backup
                 AND DATING BELOW                       withholding either because
Form W-9                                                (1) you have not been
                       Social Security Number OR        notified that you are subject
Department of       Employee Identification Number      to backup withholding as a
the Treasury                                            result of failure to report all
Internal                                                interest or dividends or (2)
Revenue                                                 the Internal Revenue Service
Service                                                 has notified you that you are
                                                        no longer subject to backup
                                                        withholding.



    Payer's      CERTIFICATION:  UNDER
  Request for    PENALTIES OF PERJURY, I
   Taxpayer      CERTIFY THAT THE INFORMATION           Part 3
Identification   PROVIDED ON THIS FORM IS               Awaiting TIN
 Number (TIN)    TRUE, CORRECT AND COMPLETE.


                 Name.................................
                            (Please Print)

                 Address..............................

                 .....................................
                          (Include Zip Code)

                 SIGNATURE . . . . . . . . .DATE . . . .


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE "GUIDELINES" FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

                              YOU MUST COMPLETE
                   THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9



            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to obtain a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days of the date hereof, 31% of all reportable payments due to me will be withheld until I provide a number.




Signature .........................................   Date ....................

                       Irrevocable Proxy with Respect to
                           the Consent Solicitation
                                  Related to
                           9% Senior Notes due 2006
                                      of
                          Beverly Enterprises, Inc.

        The undersigned hereby irrevocably appoints as attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute consent forms and notices of revocation of consents in respect of the Proposed Amendments to the Indenture governing the 9% Senior Notes due 2006 ("Securities") of Beverly Enterprises, Inc., a Delaware corporation (the "Company"), pursuant to the Solicitation whereby the Company is soliciting the consent of Registered Holders of Securities as of ______ __, 1997 (the "Record Date") to the Proposed Amendments to the Indenture, with all the power the undersigned would possess if executing such consent forms or revocation notices personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate principal amount of Securities as to which this Proxy is furnished is set forth below. The undersigned represents and agrees that (i) the undersigned was the registered holder of the Securities set forth below on the Record Date and (ii) the undersigned has not consented, and will not consent or revoke a Consent, with respect to the Proposed Amendments.

         Aggregate Principal
      Amount of Certificate(s) Certificate Number(s)

If the Securities are owned as of the Record Date by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by a duly authorized person.

 ..............................................................................

 ..............................................................................
                     Signature(s) of Registered Holder(s)

Dated: ........................................................

Name(s): .....................................................................

 ..............................................................................
                                (Please Print)


Capacity:.....................................................................

Address: .....................................................................

 ..............................................................................
                              (include Zip Code)

Area Code and Telephone No. (. . .)...........................................

Tax Identification or Social Security No. ....................................

                            GUARANTEE OF SIGNATURES



Authorized Signature .........................................................


Name and Title ...............................................................
                                (Please Print)

Dated: .......................................................................


Name of Firm: ................................................................

                            * * * * * OR * * * * *


STATE OF          )
                  ) ss.
COUNTY OF         )

      Before me, a Notary Public in and for said County and State, personally appeared who acknowledged before me that (s)he signed the foregoing Proxy and that the facts contained therein are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this day of , 19
 .



                                          ....................................
                                          Notary Public


                     My Commission expires: ..................................